Filed electronically with the Securities and Exchange Commission on December 3, 1998

                                                            File No. 333-42335
                                                            File No. 811-08393

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /   /

                           Pre-Effective Amendment No.                     /   /
                         Post-Effective Amendment No. 3                    / X /
                                                      -
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /   /

Amendment No. 4                                                            / X /
              -
                             Kemper Securities Trust
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000
                                                            -------------
                                Kathryn L. Quirk
                        Scudder Kemper Investments, Inc.
                       345 Park Avenue, New York, NY 10154
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/   /    Immediately upon filing pursuant to paragraph (b)
/   /    60 days after filing pursuant to paragraph (a) (1)
/   /    75 days after filing pursuant to paragraph (a) (2)
/   /    On __________________ pursuant to paragraph (b)
/ X /    On February 1, 1999 pursuant to paragraph (a) (1)
/   /    On __________________ pursuant to paragraph (a) (2) of Rule 485.

         If Appropriate, check the following box:
/ X / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             KEMPER SECURITIES TRUST
                              CROSS-REFERENCE SHEET

                           Items Required By Form N-1A
                           ---------------------------

PART A
------

Item No.     Item Caption                          Prospectus Caption
--------     ------------                          ------------------

   1.        Front and Back Cover Pages            FRONT AND BACK COVER

   2.        Risk/Return Summary:                  VALUE STOCK INVESTING
             Investments, Risks and                    Investment Approach
             Performance                               Principal Risk Factors
                                                   ABOUT THE FUNDS
                                                       Investment Objective and Strategies
                                                       Principal Risks
                                                       Past Performance
                                                       Principal Strategies and Investments
                                                       Related Risks

   3.        Risk/Return Summary: Fee              ABOUT THE FUNDS
             Table                                     Expense Information

   4.        Investment Objectives,                VALUE STOCK INVESTING
             Principal Investment                      Investment Approach
             Strategies and Related Risks              Principal Risk Factors
                                                   ABOUT THE FUNDS
                                                       Investment Objective and Strategies
                                                       Principal Risks
                                                       Principal Strategies and Investments
                                                       Related Risks

   5.        Management's Discussion of            NOT APPLICABLE
             Fund Performance

   6.        Management, Organization and           INVESTMENT MANAGER
             Capital Structure                      PORTFOLIO MANAGEMENT

   7.        Shareholder Information               ABOUT YOUR INVESTMENT
                                                       Choosing a Share Class
                                                       Buying Shares
                                                       Selling and Exchanging Shares
                                                       Distribution and Taxes
                                                       Transaction Information

   8.        Distribution Arrangements             ABOUT THE FUNDS
                                                       Expense Information

   9.        Financial Highlights                  ABOUT THE FUNDS
             Information                               Financial Highlights

                            Cross Reference - Page 1

                             KEMPER SECURITIES TRUST
                              CROSS-REFERENCE SHEET
                                   (continued)

                           Items Required By Form N-1A
                           ---------------------------

PART B
------

  Item No.     Item Caption                    Caption in Statement of Additional Information
  --------     ------------                    ----------------------------------------------

     10.       Cover Page and Table            COVER PAGE
               of Contents                     TABLE OF CONTENTS

     11.       Fund History                    SHAREHOLDER RIGHTS

     12.       Description of the              INVESTMENT RESTRICTIONS
               Fund and Its                    INVESTMENT POLICIES AND TECHNIQUES
               Investments and Risks

     13.       Management of the Fund          INVESTMENT MANAGER AND UNDERWRITER
                                               OFFICERS AND TRUSTEES

     14.       Control Persons and             OFFICERS AND TRUSTEES
               Principal Holders of
               Securities

     15.       Investment Advisory             INVESTMENT MANAGER AND UNDERWRITER
               and Other Services

     16.       Brokerage Allocation            PORTFOLIO TRANSACTIONS
               and Other Practices

     17.       Capital Stock and               SHAREHOLDER RIGHTS
               Other Securities

     18.       Purchase, Redemption            PURCHASE, REPURCHASE AND REDEMPTION OF SHARES
               and Pricing of Shares           NET ASSET VALUE
                                               SPECIAL FEATURES

     19.       Taxation of the Fund            DIVIDENDS AND TAXES

     20.       Underwriters                    INVESTMENT MANAGER AND UNDERWRITER

     21.       Calculation of                  PERFORMANCE
               Performance Data

     22.       Financial Statements            PERFORMANCE

                            Cross Reference - Page 2

                        KEMPER EQUITY FUNDS - VALUE STYLE
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999

                                 CLASS I SHARES

                             Kemper Contrarian Fund
                      Kemper-Dreman High Return Equity Fund
                           Kemper Small Cap Value Fund
                      Kemper-Dreman Financial Services Fund
                      Kemper Small Cap Relative Value Fund
                       Kemper U.S. Growth and Income Fund
                                Kemper Value Fund

The above funds currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the prospectus, and Class I shares, which are described in the prospectus as supplemented hereby.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; and (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund. Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the Funds, and, in the case of category 4 above, elected dealers authorized by KDI. Share certificates are not available for Class I shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, will be higher for Class I shares than for Class A, Class B and Class C shares.

The following information supplements the indicated sections of the prospectus.


Average Annual Total Returns - Class I shares


 For periods ended
 December 31, 1998          One Year    Five Years    Ten Years

 Kemper Contrarian Fund

 Kemper-Dreman High
 Return Equity Fund

 Kemper Small Cap Value
 Fund

 Kemper-Dreman Financial
 Services Fund

 Kemper Small Cap
 Relative Value Fund

 Kemper U.S. Growth and
 Income Fund

 Kemper Value Fund

   S&P 500 Stock Index         .  %         .  %         .  %
                             -- --        -- --        -- --

The S&P 500 Stock Index is a commonly recognized unmanaged measure of 500 widely held common stocks. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.


Expense information

The following information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Special features sections.

--------------------------------------------------------------------------------
Shareholder fees: Fees charged directly to your account in the fund for various transactions.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                                 Maximum                                          Maximum
                                                  Sales                                          Deferred
                                                Charge on    Maximum                               Sales
                                                Purchases     Sales                             Charge (as
                                               (as a % of   Charge on                             a % of
                                                offering   Reinvested   Redemption   Exchange   redemption
                                                 price)     Dividends      Fee          Fee      proceeds)
----------------------------------------------------------------------------------------------------------
Kemper Contrarian Fund
----------------------------------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund
----------------------------------------------------------------------------------------------------------
Kemper Small Cap Value Fund
----------------------------------------------------------------------------------------------------------
Kemper-Dreman Financial Services Fund
----------------------------------------------------------------------------------------------------------
Kemper Small Cap Relative Value Fund
----------------------------------------------------------------------------------------------------------
Kemper U.S. Growth and Income Fund
----------------------------------------------------------------------------------------------------------

                                       2

Kemper Value Fund
----------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Annual fund operating expenses: Paid by the fund before it distributes its net investment income. These are expressed as a percentage of the fund's average
daily net assets for the year ended       .
                                    ------
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                                   Total fund
                                                   Investment                                       operating
                                                 management fee  Rule 12b-1 fees Other expenses     expenses
-----------------------------------------------------------------------------------------------------------------
Kemper Contrarian Fund
-----------------------------------------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund
-----------------------------------------------------------------------------------------------------------------
Kemper Small Cap Value Fund
-----------------------------------------------------------------------------------------------------------------
Kemper-Dreman Financial Services Fund
-----------------------------------------------------------------------------------------------------------------
Kemper Small Cap Relative Value Fund
-----------------------------------------------------------------------------------------------------------------
Kemper U.S. Growth and Income Fund
-----------------------------------------------------------------------------------------------------------------
Kemper Value Fund
-----------------------------------------------------------------------------------------------------------------

Example

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.


--------------------------------------------------------------------------------------------------------------------------
                                                                         Fees and expenses if you did not sell your
Fees and expenses if you sold shares after:                              shares:
                        1 Year       3 Years     5 Years     10 Years     1 Year      3 Years     5 Years     10 Years
 Kemper Contrarian
 Fund
 -------------------------------------------------------------------------------------------------------------------------
 Kemper-Dreman High
 Return Equity Fund
 -------------------------------------------------------------------------------------------------------------------------
 Kemper Small Cap
 Value Fund
 -------------------------------------------------------------------------------------------------------------------------
 Kemper-Dreman
 Financial Services
 Fund
 -------------------------------------------------------------------------------------------------------------------------
 Kemper Small Cap
 Relative Value Fund
 -------------------------------------------------------------------------------------------------------------------------
 Kemper U.S. Growth
 and Income Fund
 -------------------------------------------------------------------------------------------------------------------------
 Kemper Value Fund
 -------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS   -  TO BE UPDATED

Kemper Contrarian Fund

Kemper-Dreman High Return Equity Fund

Kemper Small Cap Value Fund

Kemper-Dreman Financial Services Fund

Kemper Small Cap Relative Value Fund

Kemper U.S. Growth and Income Fund

Kemper Value Fund


SPECIAL FEATURES

Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds--Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed under "Special Features--Class A Shares--Combined Purchases" in the prospectus. Conversely, shareholders of Zurich Money Funds--Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus under "Special Features--Exchange Privilege--General."

February 1, 1999

                                                                       LONG TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT TERM
                                                                           WORLD

                  February 1, 1999
Prospectus

Mutual funds:
o  are not FDIC-insured
o  have no bank guarantees
o  may lose value



                                                             Kemper Equity Funds
                                                                     Value Style

                                                          Kemper Contrarian Fund
                                           Kemper-Dreman High Return Equity Fund
                                                     Kemper Small Cap Value Fund
                                           Kemper-Dreman Financial Services Fund
                                            Kemper Small Cap Relative Value Fund
                                              Kemper U.S. Growth and Income Fund
                                                               Kemper Value Fund

                            The Securities and Exchange Commission does not make
              any judgements as to whether any mutual fund is a good investment.
                           Nor does it judge the accuracy or completeness of any mutual fund prospectus. It is a federal offense to suggest otherwise.

CONTENTS

   Value Stock Investing..................................................3
     Investment approach..................................................3
     Principal risk factors...............................................3
ABOUT THE FUNDS...........................................................4
   Kemper Contrarian Fund.................................................4
   Kemper-Dreman High Return Equity Fund.................................12
   Kemper Small Cap Value Fund...........................................20
   Kemper-Dreman Financial Services Fund.................................30
   Kemper Small Cap Relative Value Fund..................................38
   Kemper U.S. Growth and Income Fund....................................45
   Kemper Value Fund.....................................................52
     Investment Manager..................................................59
ABOUT YOUR INVESTMENT....................................................63
     Choosing a share class..............................................63
     Buying shares.......................................................65
     Selling and exchanging shares.......................................68
     Distributions and taxes.............................................69
     Transaction information.............................................71

                              VALUE STOCK INVESTING

Investment approach

Each of the funds presented in this prospectus uses a value approach to investing - that is, they look for common stocks that the investment manager believes are undervalued. The principal factors considered by a manager in identifying the value of a stock is its price-to-earnings (P/E) ratio, price-to-book (P/B) ratio, price-to-cashflow (P/CF) ratio and dividend yield. The objective of value investing is to reduce the risk of owning stocks by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, the investment manager considers, among other things, its cash position and current ratio of assets compared to current liabilities.

In selecting among stocks for the funds' portfolios, the investment manager also considers factors such as the following about the issuer:

o  Financial strength

o  Book-to-market value

o  Five and ten-year earnings growth rates

o  Five and ten-year dividend growth rates

o  Five and ten-year return on equity

o  Size of institutional ownership

o  Earnings estimates for the next 12 months


Principal risk factors

Stock Market. Each fund's returns and net asset value will go up and down, and it is possible to lose money invested in a fund. Stock market movements will affect the funds' share prices on a daily basis. Declines are possible both in the overall stock market or in the types of securities held by the funds.

Value Stocks. In rising markets, the types of stocks emphasized in the funds may underperform other types of stocks.

Portfolio Strategy. The portfolio management team's skill in choosing appropriate investments for the funds will determine in large part the funds' ability to achieve their respective investment objectives. The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to the expected level and may even fall further.


ABOUT THE FUNDS

                             KEMPER CONTRARIAN FUND

Investment objective and strategies

Kemper Contrarian Fund seeks long-term capital appreciation with current income as its secondary objective. The fund's investment objective and policies may be changed without a vote of shareholders. This fund invests in common stocks of larger publicly traded companies with the following attributes:

o a record of earnings and dividends

o low price-earnings ratios

o reasonable returns on equity

o sound finances

o perceived intrinsic value.


Principal risks


The fund's principal risks are associated with investing in value stocks, the stock market in general, and the investment manager's skill in managing the fund's portfolio. Please refer to "Value Stock Investing" at the front of this prospectus for details.

KEMPER CONTRARIAN FUND


Past performance

The chart and table that follow illustrate the changes in the fund's performance from year to year, as well as performance over time. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31

--------------------------------------------------------------------------------
A BAR CHART IS TO BE INSERTED HERE, BUT CHART IS PRESENTLY BLANK.
--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's greatest quarterly gain was ______ % (cite calendar quarter), and the fund's greatest quarterly loss was
_______% (cite calendar quarter).

Average Annual Total Returns

                           Class A       Class B       Class C
 For periods ended                                                     S&P 500
 December 31, 1998                                                   Stock Index

 One Year                  __.__%        __.__%        __.__%           33.38%

 Five Years                __.__%        __.__%        __.__%           20.25%

 Ten Years                 __.__%        __.__%        __.__%           18.04%

The S&P 500 Stock Index is a widely recognized unmanaged measure of 500 widely held common stocks. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

                             KEMPER CONTRARIAN FUND


Expense information

The following information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transactions fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Purchase of shares and Special features sections.

--------------------------------------------------------------------------------
Shareholder fees: Fees charged directly to your account in the fund for various transactions.
--------------------------------------------------------------------------------
                                                      Class A   Class B  Class C
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering   5.75%    None      None
price)
--------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends            None     None      None
--------------------------------------------------------------------------------
Redemption Fee                                          None     None      None
--------------------------------------------------------------------------------
Exchange Fee                                            None     None      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a % of redemption     None(1)  4%        1%
proceeds)
--------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and .50% during the second year.

--------------------------------------------------------------------------------
Annual fund operating expenses: Paid by the fund before it distributes its net investment income, expressed as a % of average daily net assets, for the year ended ______.
--------------------------------------------------------------------------------
                                                Class A     Class B      Class C
--------------------------------------------------------------------------------
Investment management fee                        0.75%       0.75%        0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) fees                        None        0.75%        0.75%
--------------------------------------------------------------------------------
Other expenses                                   0.60%       0.76%        0.97%
--------------------------------------------------------------------------------
Total fund operating expenses                    1.35%       2.26%        2.47%
--------------------------------------------------------------------------------

                             KEMPER CONTRARIAN FUND

Example

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:     Fees and expenses if you did not sell your shares:
             Class A    Class B     Class C                 Class A    Class B     Class C
---------------------------------------------- -----------------------------------------------
1 Year       $700       $630        $250       1 Year      $700       $230        $250
---------------------------------------------- -----------------------------------------------
3 Years      $980       $1,010      $770       3 Years     $980       $710        $770
---------------------------------------------- -----------------------------------------------
5 Years      $1,270     $1,410      $1,310     5 Years     $1,270     $1,210      $1,310
---------------------------------------------- -----------------------------------------------
10 Years     $2,110     $2,160      $2,810     10 Years    $2,110     $2,160      $2,810
---------------------------------------------- -----------------------------------------------

Principal strategies and investments

The fund invests principally in a diversified portfolio of undervalued equity securities. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions or actual or anticipated unfavorable developments affecting the company.

Although not principal investments, the fund may invest in other types of securities, including securities listed on stock exchanges other than the New York Stock Exchange, those offered over-the-counter, preferred stocks, convertible securities, foreign securities, and warrants. It may also invest in derivatives, such as options and futures. Derivatives, which are primarily used to hedge the fund's performance, are financial instruments whose value derives from another security or index.

From time to time, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents for temporary defensive purposes. Defensive investments should serve to lessen volatility in an adverse stock market, although they will also generate lower returns than stocks in most markets. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

                             KEMPER CONTRARIAN FUND

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Related risks

The fund's policy of investing in securities that may be out of favor differs from the investment approach followed by many other mutual funds. Companies reporting poor earnings, whose businesses are cyclically down, whose prices have declined sharply or that are not widely followed are not typically held by most investment companies. It is the investment manager's belief, however, that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock.

Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered the greatest potential for gain on investment. However, the market value of common stock can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

                             KEMPER CONTRARIAN FUND


Financial highlights

The tables below are intended to help you understand the fund's financial performance for the past several years. The total return figures show what an investor in the fund would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the fund's financial statements, is included in the annual report, which is available upon request (see back cover).

                                 Jan. 1 to       Year ended December 31,
                                 Nov. 30,
                                 1997
                                           1996    1995    1994   1993     1992
--------------------------------------------------------------------------------
Class A Shares
Per Share Operating Performance
Net asset value, beginning of    $16.93    16.20   12.18   13.62  13.50    12.38
period
--------------------------------------------------------------------------------
Income from investment             .23       .23     .26     .28    .22      .25
operations:
  Net investment income
--------------------------------------------------------------------------------
Net realized and unrealized       4.25      2.07    5.05    (.28)   .96     1.13
gain (loss)
--------------------------------------------------------------------------------
Total from investment operations  4.48      2.30    5.31     --    1.18     1.38
--------------------------------------------------------------------------------
Less dividends:
  Distributions from net
  investment income                .20       .22     .24     .28    .22      .26
--------------------------------------------------------------------------------
  Distributions from net           .08      1.35    1.05    1.16    .84      --
  realized gain
--------------------------------------------------------------------------------
Total dividends                    .28      1.57    1.29    1.44   1.06      .26
--------------------------------------------------------------------------------
Net asset value, end of period   $21.13    16.93   16.20   12.18  13.62    13.50
--------------------------------------------------------------------------------
Total Return (not annualized)    26.58%    14.42   44.57    (.03)  9.10    11.32
--------------------------------------------------------------------------------
Ratios to Average Net Assets
(annualized)
Expenses absorbed by the Fund     1.35%     1.23    1.25    1.25   1.25     1.25
--------------------------------------------------------------------------------
Net investment income             1.47%     1.56    1.85    1.89   1.64     2.04
--------------------------------------------------------------------------------

                             KEMPER CONTRARIAN FUND


--------------------------------------------------------------------------------
Other Ratios to Average Net Assets
(annualized)
Expenses
                                  1.35%     1.25    1.66    1.42   1.54     1.53
--------------------------------------------------------------------------------
Net investment income
                                  1.47%     1.54    1.44    1.71   1.34     1.76
--------------------------------------------------------------------------------


                                          Class B                  Class C
                                 ------------------------ ----------------------
                                 Jan. 1    Year    Sept.   Jan.   Year    Sept.
                                 to Nov.   ended   11 to   1 to   ended   11 to
                                 30, 1997  Dec.    Dec.    Nov.   Dec.    Dec.
                                           31,     31,     30,    31,     31, 1995
                                           1996    1995    1997   1996
--------------------------------------------------------- -------------------------
Class B and C Shares
-----------------------------------------------------------------------------------
Per Share Operating Performance
-----------------------------------------------------------------------------------
Net asset value, beginning of    $16.92    16.20   15.26   16.90  16.20   15.26
period
-----------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income            .08       .11     .07     .06    .11     .08
-----------------------------------------------------------------------------------
Net realized and unrealized gain  4.22      2.07    1.85    4.20   2.05    1.85
-----------------------------------------------------------------------------------
Total from investment operations  4.30      2.18    1.92    4.26   2.16    1.93
-----------------------------------------------------------------------------------
Less dividends:                    .06       .11     .07     .02    .11     .08
  Distributions from net
  investment income
-----------------------------------------------------------------------------------
  Distributions from net           .08      1.35     .91     .08   1.35     .91
  realized gain
-----------------------------------------------------------------------------------
Total dividends                    .14      1.46     .98     .10   1.46     .99
-----------------------------------------------------------------------------------
Net asset value, end of period   $21.08    16.92   16.20   21.06  16.90   16.20
-----------------------------------------------------------------------------------
Total Return (not annualized)    25.44%    13.61   12.83   25.26  13.51   12.85
-----------------------------------------------------------------------------------
Ratios to Average Net Assets
(annualized)
Expenses absorbed by the Fund     2.26%     2.11    2.00    2.47   2.12    1.95
-----------------------------------------------------------------------------------
Net investment income              .56%      .68     .88     .35    .67     .93
-----------------------------------------------------------------------------------


                                       10

                             KEMPER CONTRARIAN FUND


-----------------------------------------------------------------------------------
Other Ratios to Average Net Assets
(annualized)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Expenses                          2.26%     2.34    2.36    2.47   2.80    2.31
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Net investment income              .56%      .45     .52     .35   (.01)    .57
-----------------------------------------------------------------------------------

All Classes

                                  Jan. 1             Year ended Dec. 31,
                                  to Nov.
                                  30, 1997
                                            1996    1995   1994    1993    1992
-----------------------------------------------------------------------------------
Supplemental Data:
Net asset at end of period (in    $178,115  77,592  25,482 12,983  17,157  14,884
thousands)
-----------------------------------------------------------------------------------
Portfolio turnover rate           77%       95      30     16      16      28
(annualized)
-----------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the period from
January 1 to November 30, 1997 and the year ended December 31, 1996 were $.0538 and $.0490, respectively.
-----------------------------------------------------------------------------------

                      KEMPER-DREMAN HIGH RETURN EQUITY FUND

Investment objective and strategies

Kemper-Dreman High Return Equity Fund seeks to achieve a high rate of total return. The fund's investment objective and policies may be changed without a vote of shareholders.

This fund invests in common stocks of larger publicly traded companies with the following attributes:

o  emphasis on high dividends

o  a record of earnings and dividends

o  low price-earnings ratios

o  reasonable returns on equity

o  sound finances

o  perceived intrinsic value.


Principal risks

The fund's principal risks are associated with investing in value stocks, the stock market in general, and the investment manager's skill in managing the fund's portfolio. Please refer to "Value Stock Investing" at the front of this prospectus for details.

In addition, investing a significant percentage in one or more market sectors creates exposure to financial, economic, business and other developments affecting issuers in that sector.

                      KEMPER-DREMAN HIGH RETURN EQUITY FUND


Past performance

The chart and table below illustrate the changes in the fund's performance from year to year, as well as performance over time. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31

--------------------------------------------------------------------------------
A BAR CHART IS TO BE INSERTED HERE, BUT CHART IS PRESENTLY BLANK.
--------------------------------------------------------------------------------


For the period included in the bar chart, the fund's greatest quarterly gain was ______ % (cite calendar quarter), and the fund's greatest quarterly loss was
_______% (cite calendar quarter).


Average Annual Total Returns

                             Class A       Class B       Class C
 For periods ended                                                     S&P 500
 December 31, 1998                                                   Stock Index

 One Year                    __.__%        __.__%        __.__%         33.38%

 Five Years                  __.__%        __.__%        __.__%         20.25%

 Ten Years                   __.__%        __.__%        __.__%         18.04%

The S&P 500 Stock Index is a widely recognized unmanaged measure of 500 widely held common stocks. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

                      KEMPER-DREMAN HIGH RETURN EQUITY FUND


Expense information

The following information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transactions fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Purchase of shares and Special features sections.

--------------------------------------------------------------------------------------
Shareholder fees: Fees charged directly to your account in the fund for various transactions.
-------------------------------------------------------------------------------------
                                                         Class A   Class B  Class C
-------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering    5.75%    None      None
price)
-------------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends             None     None      None
-------------------------------------------------------------------------------------
Redemption Fee                                           None     None      None
-------------------------------------------------------------------------------------
Exchange Fee                                             None     None      None
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a % of redemption      None(1)  4%        1%
proceeds)
-------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and .50% during the second year.

--------------------------------------------------------------------------------------
Annual fund operating expenses: Paid by the fund before it distributes its net investment income, expressed as a % of average daily net assets, for the year ended _____.
--------------------------------------------------------------------------------------
                                                  Class A     Class B      Class C
-------------------------------------------------------------------------------------
Investment management fee                          0.71%       0.71%        0.71%
-------------------------------------------------------------------------------------
Distribution (12b-1) fees                          None        0.75%        0.75%
-------------------------------------------------------------------------------------
Other expenses                                     0.51%       0.66%        0.64%
-------------------------------------------------------------------------------------
Total fund operating expenses                      1.22%       2.12%        2.10%
-------------------------------------------------------------------------------------

                      KEMPER-DREMAN HIGH RETURN EQUITY FUND

Example

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:     Fees and expenses if you did not sell your shares:
             Class A    Class B     Class C                Class A    Class B     Class C
----------------------------------------------- ----------------------------------------------
1 Year       $690       $620        $210        1 Year      $690       $220        $210
----------------------------------------------- ----------------------------------------------
3 Years      $940       $960        $660        3 Years     $940       $610        $660
----------------------------------------------- ----------------------------------------------
----------------------------------------------- ----------------------------------------------
5 Years      $1,210     $1,340      $1,130      5 Years     $1,210     $1,140      $1,130
----------------------------------------------- ----------------------------------------------
----------------------------------------------- ----------------------------------------------
10 Years     $1,970     $2,010      $1,430      10 Years    $1,970     $1,010      $1,430
----------------------------------------------- ----------------------------------------------

Principal strategies and investments

The fund invests principally in a diversified portfolio of equity securities the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

Under normal market conditions, the fund invests at least 65% of its total assets in equity securities. The fund is managed with a view to achieving a high rate of total return on investors' capital primarily through appreciation of its common stock holdings, options transactions and by acquiring and selling stock index futures and options thereon and, to a lesser extent, through dividend and interest income, all of which are elements of total return.

Although the fund does not invest 25% or more of its total assets in any one industry, it may, from time to time, invest a significant percentage of its total assets in one or more market sectors, such as the financial services sector.

Although not principal investments, the fund may invest in other types of securities, including securities listed on stock exchanges other than the New York Stock Exchange, those offered over-the-counter, preferred stocks, convertible securities, foreign securities, and warrants.

                      KEMPER-DREMAN HIGH RETURN EQUITY FUND

From time to time, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents for temporary defensive purposes. Defensive investments should serve to lessen volatility in an adverse stock market, although they also generate lower returns than stocks in most markets. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


Related risks

The fund's policy of investing in securities that may be out of favor differs from the investment approach followed by many other mutual funds. Companies reporting poor earnings, whose businesses are cyclically down, whose prices have declined sharply or that are not widely followed are not typically held by most investment companies. It is the investment manager's belief, however, that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock.

Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered the greatest potential for gain on investment. However, the market value of common stock can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

                      KEMPER-DREMAN HIGH RETURN EQUITY FUND


Financial highlights

The tables below are intended to help you understand the fund's financial performance for the past several years. The total return figures show what an investor in the fund would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the fund's financial statements, is included in the annual report, which is available upon request (see back cover).

                                 Jan. 1              Year ended Dec. 31,
                                 to Nov.
                                 30,
                                 1997
                                           1996   1995    1994    1993    1992
--------------------------------------------------------------------------------
Class A Shares
Per Share Operating Performance
--------------------------------------------------------------------------------
Net asset value, beginning of    $26.52    21.49  15.11   15.50   14.62   12.53
period
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income            .54       .39    .26     .25     .21     .24
--------------------------------------------------------------------------------
  Net realized and unrealized     6.89      5.75   6.76    (.39)   1.13    2.21
  gain (loss)
--------------------------------------------------------------------------------
Total from investment operations  7.43      6.14   7.02    (.14)   1.34    2.45
--------------------------------------------------------------------------------
Less dividends:
  Distributions from net           .37       .38    .24     .25     .21     .24
  investment income
--------------------------------------------------------------------------------
Distributions  from net realized   .06       .73    .40     --      .25     .12
gain
--------------------------------------------------------------------------------
Total dividends                    .43      1.11    .64     .25     .46     .36
--------------------------------------------------------------------------------
Net asset value, end of period   $33.52    26.52  21.49   15.11   15.50   14.62
--------------------------------------------------------------------------------
Total Return (not annualized)    28.15%    28.79  46.86    (.99)   9.22   19.80
--------------------------------------------------------------------------------
Ratios to Average Net Assets      1.22%     1.21   1.25    1.25    1.25    1.25
(annualized)
Expenses absorbed by the Fund
--------------------------------------------------------------------------------
Net investment income             2.38%     2.12   1.55    1.58    1.47    1.88
--------------------------------------------------------------------------------

                      KEMPER-DREMAN HIGH RETURN EQUITY FUND


-----------------------------------------------------------------------------------
Other Ratios to Average Net       1.22%     1.21   1.57    1.39    1.56    1.70
Assets (annualized)
Expenses
-----------------------------------------------------------------------------------
Net investment income             2.38%     2.12   1.23    1.44    1.16    1.43
-----------------------------------------------------------------------------------


                                         Class B                   Class C
                                 ----------------------- ---------------------------
                                 Jan. 1   Year    Sept.    Jan. 1  Year    Sept. 11
                                 to Nov.  ended   11 to    to      ended   to Dec.
                                 30,      Dec.    Dec.     Nov.    Dec.    31, 1995
                                 1997     31,     31,      30,     31,
                                          1996    1995     1997    1996
-------------------------------------------------------- ---------------------------
Class B and C Shares
Per Share Operating Performance
-------------------------------------------------------- ---------------------------
Net asset value, beginning of    $26.44   21.47   19.45   26.45   21.48   19.45
period
-------------------------------------------------------- ---------------------------
Income from investment             .31      .19     .07     .32     .20     .09
operations:
  Net investment income
-------------------------------------------------------- ---------------------------
  Net realized and unrealized     6.84     5.72    2.41    6.83    5.72    2.41
  gain
-------------------------------------------------------- ---------------------------
Total from investment operations  7.15     5.91    2.48    7.15    5.92    2.50
-------------------------------------------------------- ---------------------------
Less dividends:                    .16      .21     .06     .16     .22     .07
  Distributions from net
  investment income
-------------------------------------------------------- ---------------------------
  Distributions from net           .06      .73     .40     .06     .73     .40
  realized gain
-------------------------------------------------------- ---------------------------
Total dividends                    .22      .94     .46     .22     .95     .47
-------------------------------------------------------- ---------------------------
Net asset value, end of period   $33.37   26.44   21.47   33.38   26.45   21.48
-------------------------------------------------------- ---------------------------
Total Return (not annualized)    27.10%   27.63   12.88   27.10   27.66   12.94
-------------------------------------------------------- ---------------------------
Ratios to Average Net Assets
(annualized)
Expenses absorbed by the Fund     2.12%    2.20    2.00    2.10    2.22    1.95
-------------------------------------------------------- ---------------------------
Net investment income             1.48%    1.13     .61    1.50    1.11     .66
-------------------------------------------------------- ---------------------------

                                       18

                      KEMPER-DREMAN HIGH RETURN EQUITY FUND


-----------------------------------------------------------------------------------
Other Ratios to Average Net Assets
(annualized)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Expenses                          2.12%    2.31    2.35    2.10    2.33    2.30
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Net investment income             1.48%    1.02     .26    1.50    1.00     .31
-----------------------------------------------------------------------------------

All Classes

                                Jan. 1 to          Year ended December 31,
                                Nov. 30,
                                1997
                                           1996     1995   1994    1993    1992
-----------------------------------------------------------------------------------
Supplemental Data:
Net asset at end of period      $2,931,721 737,834  98,196 35,005  28,413  14,425
  (in thousands)
-----------------------------------------------------------------------------------
Portfolio turnover rate         5%         10       18     12      14      13
(annualized)
-----------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the period from January 1 to November 30, 1997 and the year ended December 31, 1996 were $.0501 and $.0513, respectively.

                           KEMPER SMALL CAP VALUE FUND

Investment objective and strategies

Kemper Small Cap Value Fund seeks long-term capital appreciation. The fund's investment objective and policies may be changed without a vote of shareholders.


This fund invests in common stocks of undervalued small companies, many of which are similar in size to the stocks in the Russell 2000 Index.


Principal risks

The fund's principal risks are associated with investing in value stocks, the stock market in general, and the investment manager's skill in managing the fund's portfolio. Please refer to "Value Stock Investing" at the front of this prospectus for details.

In addition, the fund's investment focus on smaller companies involves greater risk than a fund that invests primarily in larger, more established companies.

                           KEMPER SMALL CAP VALUE FUND

Past performance

The chart and table below illustrate the changes in the fund's performance from year to year, as well as performance over time. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31


--------------------------------------------------------------------------------
A BAR CHART IS TO BE INSERTED HERE, BUT CHART IS PRESENTLY BLANK.
--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's greatest quarterly gain was ______ % (cite calendar quarter), and the fund's greatest quarterly loss was
_______% (cite calendar quarter).

Average Annual Total Returns

 For periods ended           Class A       Class B       Class C          Index
 December 31, 1998

 One Year                    __.__%        __.__%        __.__%           __.__%

 Five Years                  __.__%        __.__%        __.__%           __.__%

 Ten Years                   __.__%        __.__%        __.__%           __.__%

The______ Index is a widely recognized unmanaged measure of ________. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

                           KEMPER SMALL CAP VALUE FUND

Expense information

The following information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transactions fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Purchase of shares and Special features sections.

--------------------------------------------------------------------------------------
Shareholder fees: Fees charged directly to your account in the fund for various transactions.
--------------------------------------------------------------------------------------
                                                        Class A   Class B  Class C
-------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering    5.75%    None      None
price)
-------------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends             None     None      None
-------------------------------------------------------------------------------------
Redemption Fee                                           None     None      None
-------------------------------------------------------------------------------------
Exchange Fee                                             None     None      None
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a % of redemption      None(1)  4%        1%
proceeds)
-------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and .50% during the second year.
--------------------------------------------------------------------------------
Annual fund operating expenses: Paid by the fund before it distributes its net investment income, expressed as a % of average daily net assets, for the year ended _______.

--------------------------------------------------------------------------------
                                              Class A     Class B      Class C
--------------------------------------------------------------------------------
Investment management fee                      0.73%       0.73%        0.73%
--------------------------------------------------------------------------------
Distribution (12b-1) fees                      None        0.75%        0.75%
--------------------------------------------------------------------------------
Other expenses                                 0.59%       0.86%        0.76%
--------------------------------------------------------------------------------
Total fund operating expenses                  1.32%       2.34%        2.24%
--------------------------------------------------------------------------------

                           KEMPER SMALL CAP VALUE FUND

Example
This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:     Fees and expenses if you did not sell your shares:
             Class A    Class B     Class C                 Class A    Class B     Class C
-------------------------------------------- -------------------------------------------------
1 Year       $700       $640        $230        1 Year      $700       $230        $230
-------------------------------------------- -------------------------------------------------
3 Years      $970       $1,030      $700        3 Years     $970       $730        $700
-------------------------------------------- -------------------------------------------------
5 Years      $1,260     $1,450      $1,200     5 Years     $1,260     $1,250      $1,200
-------------------------------------------- -------------------------------------------------
10 Years     $2,070     $2,190      $2,570     10 Years    $2,070     $2,190      $2,570
-------------------------------------------- -------------------------------------------------

Principal strategies and investments

The fund invests principally in a diversified portfolio of equity securities the investment manager believs are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

Under normal market conditions, the fund invests at least 65% of its total assets in securities of companies that are similar in size to those comprising the Russell 2000 Index. Typically, most companies selected for inclusion in the fund have market capitalizations ranging from approximately $100 million to $1 billion. The fund sells securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

Although not principal investments, the fund may invest in other types of securities, including securities listed on stock exchanges other than the New York Stock Exchange, those offered over-the-counter, preferred stocks, convertible securities, foreign securities, and warrants. It may also in derivatives, such as options and futures. Derivatives, which are primarily used to hedge the fund's performance, are financial instruments whose value derives from another security or index.

                           KEMPER SMALL CAP VALUE FUND

From time to time, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents for temporary defensive purposes. Defensive investments should serve to lessen volatility in an adverse stock market, although they also generate lower returns than stocks in most markets. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


Related risks

The fund's policy of investing in securities that may be out of favor differs from the investment approach followed by many other mutual funds. Companies reporting poor earnings, whose businesses are cyclically down, whose prices have declined sharply or that are not widely followed are not typically held by most investment companies. It is the investment manager's belief, however, that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock.

Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered the greatest potential for gain on investment. However, the market value of common stock can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

                           KEMPER SMALL CAP VALUE FUND

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the share value of the fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.

                           KEMPER SMALL CAP VALUE FUND


Financial highlights

The tables below are intended to help you understand the fund's financial performance for the past several years. The total return figures show what an investor in the fund would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the fund's financial statements, is included in the annual report, which is available upon request (see back cover).

                                 Jan. 1            Year ended December 31,
                                 to Nov.
                                 30,
                                 1997
                                           1996(b) 1995    1994    1993   1992(a)
-----------------------------------------------------------------------------------
Class A Shares
Per Share Operating Performance
Net asset value, beginning of    $18.28    14.50   10.85   11.23   11.52  10.00
period
-----------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income (loss)     .05       .14    (.02)    --      .06    .03
-----------------------------------------------------------------------------------
Net realized and unrealized gain  3.50      4.14    4.64     .02     .23   1.95
-----------------------------------------------------------------------------------
Total from investment operations  3.55      4.28    4.62     .02     .29   1.98
-----------------------------------------------------------------------------------
Less dividends:
  Distributions from net
  investment income                --        .07     --      --      .06    .03
-----------------------------------------------------------------------------------
  Distributions from net           --        .43     .97     .40     .52    .43
  realized gain
-----------------------------------------------------------------------------------
Total dividends                    --        .50     .97     .40     .58    .46
-----------------------------------------------------------------------------------
Net asset value, end of period   $21.83    18.28   14.50   10.85   11.23  11.52
-----------------------------------------------------------------------------------
Total Return (not annualized)    19.42%    29.60   43.29     .15    2.54  32.51*
-----------------------------------------------------------------------------------
Ratios to Average Net Assets
(annualized)
Expenses absorbed by the Fund     1.32%     1.31    1.25    1.25    1.25   1.25
-----------------------------------------------------------------------------------

                                       26

                           KEMPER SMALL CAP VALUE FUND


-----------------------------------------------------------------------------------
Net investment income              .51%      .87    (.16)   (.03)    .53    .81
-----------------------------------------------------------------------------------
Other Ratios to Average Net Assets
(annualized)
Expenses                          1.32%     1.47    1.83    1.82    2.09   4.29
-----------------------------------------------------------------------------------
Net investment income (loss)       .51%      .71    (.74)   (.61)   (.32) (2.24)
-----------------------------------------------------------------------------------

*    Annualized
(a)  For the period May 22, 1992 (commencement of operations) to December 31,
     1992.

                                        Class B                   Class C
                               ----------------------------------------------------
                               ----------------------------------------------------
                               Jan. 1    Year    Sept.    Jan. 1  Year    Sept.
                               to Nov.   ended   11 to    to      ended   11 to
                               30, 1997  Dec.    Dec.     Nov.    Dec.    Dec.
                                         31,     31, 1995 30,     31,     31, 1995
                                         1996(b)          1997    1996(b)
-----------------------------------------------------------------------------------
Class B and C Shares
Per Share Operating Performance
-----------------------------------------------------------------------------------
Net asset value, beginning of  $18.14    14.48   15.75    18.17   14.48   15.75
period
-----------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income (loss)  (.04)      .01    (.02)    (.03)    .01    (.02)
-----------------------------------------------------------------------------------
  Net realized and unrealized   3.36      4.11    (.41)    3.37    4.14    (.41)
  gain (loss)
-----------------------------------------------------------------------------------
Total from investment           3.32      4.12    (.43)    3.34    4.15    (.43)
operations
-----------------------------------------------------------------------------------
Less dividends:
  Distributions from net
  investment income              --        .03     --       --      .03     --
-----------------------------------------------------------------------------------
  Distributions from net         --        .43     .84      --      .43     .84
  realized gain
-----------------------------------------------------------------------------------
Total dividends                  --        .46     .84      --      .46     .84
-----------------------------------------------------------------------------------
Net asset value, end of period $21.46    18.14   14.48    21.51   18.17   14.48
-----------------------------------------------------------------------------------
Total Return (not annualized)  18.30%    28.54   (2.52)   18.38   28.77   (2.51)
-----------------------------------------------------------------------------------
Ratios to Average Net Assets
(annualized)

                                       27

Expenses absorbed by the Fund   2.34%     2.12    2.00     2.24    2.06    1.95
-----------------------------------------------------------------------------------

                                       28

                           KEMPER SMALL CAP VALUE FUND

-----------------------------------------------------------------------------------
Net investment income (loss)    (.51)%    (.06)   (.99)    (.41)    .12    (.94)
-----------------------------------------------------------------------------------
Other Ratios to Average Net Assets
(annualized)
-----------------------------------------------------------------------------------
Expenses                        2.34%     2.49    2.39     2.24    2.19    2.35
-----------------------------------------------------------------------------------
Net investment loss             (.51)%    (.31)  (1.38)    (.41)   (.01)  (1.34)
-----------------------------------------------------------------------------------

(b) Per share data for 1996 were determined based on average shares outstanding.

All Classes
                          Jan. 1 to      Year ended December 31,      May 22 to
                          Nov. 30,                                    Dec. 31,
                          1997                                        1992
                                     1996     1995     1994    1993
---------------------------------------------------------------------------------
Supplemental Data:
Net asset at end of       $1,263,144 273,222  31,606   6,931   4,875  2,385
period (in thousands)
---------------------------------------------------------------------------------
Portfolio turnover rate   83%        23       86       140     79     37
(annualized)
---------------------------------------------------------------------------------

Average commission rates paid per share on stock transactions for the period from January 1 to November 30, 1997 and the year ended December 31, 1996 were $.0547 and $.0426, respectively.

Note: Total return does not reflect the effect of any sales charges. The investment manager waived its management fee and absorbed operating expenses of the funds through December 31, 1996. The "Other Ratios to Average Net Assets" are computed without this expense waiver or absorption.

                      KEMPER-DREMAN FINANCIAL SERVICES FUND

Investment objective and strategies

The fund seeks to provide long-term capital appreciation. The fund's investment objective and policies may be changed without a vote of shareholders.


This fund invests primarily in common stocks and other equity securities of companies in the financial services industry believed by the Fund's investment manager to be undervalued.

Principal risks

The fund's principal risks are associated with investing in value stocks, the stock market in general, and the investment manager's skill in managing the fund's portfolio. Please refer to "Value Stock Investing" at the front of this prospectus for details.

The fund's concentration in investments in the financial services industry creates greater risk than investment across various industries, since the financial, economic, and business developments affecting issuers in such industry may have a greater effect on the fund than if it had not concentrated its assets in the financial services industry. In addition, an investment in the fund may involve significantly greater risks and greater volatility than a diversified equity mutual fund that is invested in issuers in various industries. The fund is subject to the risk that a particular group of related stocks will decline in price due to industry-specific developments. As a result, the fund should only be considered a long-term investment and part of a well-diversified portfolio.

                      KEMPER-DREMAN FINANCIAL SERVICES FUND

Past performance
The chart and table below illustrate the changes in the fund's performance from year to year, as well as performance over time. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31


--------------------------------------------------------------------------------
A BAR CHART IS TO BE INSERTED HERE, BUT CHART IS PRESENTLY BLANK.
--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's greatest quarterly gain was ______ % (cite calendar quarter), and the fund's greatest quarterly loss was
_______% (cite calendar quarter).

Average Annual Total Returns

 For periods ended           Class A       Class B       Class C          Index
 December 31, 1998

 One Year                    __.__%        __.__%        __.__%           __.__%

 Five Years                  __.__%        __.__%        __.__%           __.__%

 Ten Years                   __.__%        __.__%        __.__%           __.__%

The______ Index is a widely recognized unmanaged measure of ________. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

                     KEMPER-DREMAN FINANCIAL SERVICES FUND

Expense information
The following information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transactions fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Purchase of shares and Special features sections.

-------------------------------------------------------------------------------------
Shareholder fees: Fees charged directly to your account in the fund for various transactions.
-------------------------------------------------------------------------------------
                                                         Class A   Class B  Class C
-------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering    5.75%    None      None
price)
-------------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends             None     None      None
-------------------------------------------------------------------------------------
Redemption Fee                                           None     None      None
-------------------------------------------------------------------------------------
Exchange Fee                                             None     None      None
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a % of redemption      None(1)  4%        1%
proceeds)
-------------------------------------------------------------------------------------

(1)  The redemption of Class A shares purchased at net asset value under the
     Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and .50% during the second year.
-------------------------------------------------------------------------------------
Annual fund operating expenses: Paid by the fund before it distributes its net investment income, expressed as a % of average daily net assets, for the year ended ______.

-------------------------------------------------------------------------------------
                                                  Class A     Class B      Class C
-------------------------------------------------------------------------------------
Investment management fee                          0.__%       0.__%        0.__%
-------------------------------------------------------------------------------------
Distribution (12b-1) fees                          None        0.75%        0.75%
-------------------------------------------------------------------------------------
Other expenses                                     0.__%       0.__%        0.__%
-------------------------------------------------------------------------------------
Total fund operating expenses                      0.__%       0.__%        0.__%
-------------------------------------------------------------------------------------

(Appropriate footnote if fund is in reimbursement)

KEMPER-DREMAN FINANCIAL SERVICES FUND

Example
This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:     Fees and expenses if you did not sell your shares:
             Class A    Class B     Class C                Class A    Class B     Class C
-------------------------------------------- -------------------------------------------------
1 Year       $700       $640        $230        1 Year      $700       $230        $230
-------------------------------------------- -------------------------------------------------
3 Years      $970       $1,030      $700        3 Years     $970       $730        $700
-------------------------------------------- -------------------------------------------------
5 Years      $1,260     $1,450      $1,200      5 Years     $1,260     $1,250      $1,200
-------------------------------------------- -------------------------------------------------
10 Years     $2,070     $2,190      $2,570     10 Years    $2,070     $2,190      $2,570
-------------------------------------------- -------------------------------------------------

Principal strategies and investments

The Fund concentrates its investments in securities of financial services companies, including:

o commercial banks, insurance companies, thrifts, consumer finance companies, commercial finance companies, and leasing companies

o securities brokerage firms, asset management firms, and government-sponsored financial enterprises.

The Fund invests primarily in common stocks of larger, listed companies with a record of earnings and dividends, low price-earnings ratios, reasonable returns on equity and sound finances which, in the opinion of the investment manager, have intrinsic value.

In the opinion of the Fund's investment manager, the Fund offers investors the opportunity to participate in the substantial long-term appreciation potential of companies in the financial services sector.

                      KEMPER-DREMAN FINANCIAL SERVICES FUND

Under normal circumstances, the Fund will invest at least 65% of its assets in equity securities of companies in the financial services industry. A company will be considered to be within the financial services industry if at least 50% of its assets, revenues or net income are related to or derived from the financial services industry. Earnings and cash flow analyses as well as a company's conventional dividend payout ratio are important to this process. Typically, the fund's portfolio will consist of approximately 25 to 55 stocks. The Fund may invest up to 35% of its assets in investment-grade corporate debt securities.

Although not principal investments, the fund may invest in when-issued securities, stocks that pay no dividends, securities listed on stock exchanges other than the New York Stock Exchange, those offered over-the-counter, preferred stocks, convertible securities, non-investment grade debt securities, foreign securities, rights and warrants. It may also invest in derivatives, such as options and futures. Derivatives, which are primarily used to hedge the fund's performance, are financial instruments whose value derives from another security or index.

From time to time, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents for temporary defensive purposes. Defensive investments should serve to lessen volatility in an adverse stock market, although they also generate lower returns than stocks in most markets. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


Related risks

The fund's policy of investing in securities that may be out of favor differs from the investment approach followed by many other mutual funds. Companies reporting poor earnings, whose businesses are cyclically down, whose prices have declined sharply or that are not widely followed are not typically held by most investment companies. It is the investment manager's belief, however, that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock.

                      KEMPER-DREMAN FINANCIAL SERVICES FUND

Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered the greatest potential for gain on investment. However, the market value of common stock can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements.

                      KEMPER-DREMAN FINANCIAL SERVICES FUND


Financial highlights

The tables below are intended to help you understand the fund's financial performance for the past several years. The total return figures show what an investor in the fund would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the fund's financial statements, is included in the annual report, which is available upon request (see back cover).



TO BE UPDATED

                      KEMPER SMALL CAP RELATIVE VALUE FUND

Investment objective and strategies

Kemper Small Cap Relative Value Fund seeks long-term capital appreciation. The fund's investment objective and policies may be changed without a vote of shareholders.

This fund invests in common stocks of small companies which the investment manager believes are undervalued relative to stocks of other companies in the same industry.

Principal risks

The fund's principal risks are associated with investing in value stocks, the stock market in general, and the investment manager's skill in managing the fund's portfolio. Please refer to "Value Stock Investing" at the front of this prospectus for details.

In addition, the fund's investment focus on smaller companies involves greater risk than a fund that invests primarily in larger, more established companies. Also, investing a significant percentage in one or more market sectors creates exposure to financial, economic, business and other developments affecting issuers in that sector.

                      KEMPER SMALL CAP RELATIVE VALUE FUND


Past performance

The following chart and table illustrate the changes in the fund's performance from year to year, as well as performance over time. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31

--------------------------------------------------------------------------------
A BAR CHART IS TO BE INSERTED HERE, BUT CHART IS PRESENTLY BLANK.
--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's greatest quarterly gain was ______ % (cite calendar quarter), and the fund's greatest quarterly loss was
_______% (cite calendar quarter).

Average Annual Total Returns

                         Class A       Class B       Class C
 For periods ended                                                _______ Index
 December 31, 1998

 One Year                __.__%        __.__%        __.__%           __.__%

 Five Years              __.__%        __.__%        __.__%           __.__%

 Ten Years               __.__%        __.__%        __.__%           __.__%



The _______ Index is a widely recognized unmanaged measure of _____________. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

                      KEMPER SMALL CAP RELATIVE VALUE FUND


Expense information

The following information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transactions fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Purchase of shares and Special features sections.


-------------------------------------------------------------------------------------
Shareholder fees: Fees charged directly to your account in the fund for various transactions.
-------------------------------------------------------------------------------------
                                                         Class A   Class B  Class C
-------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering    5.75%    None      None
price)
-------------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends             None     None      None
-------------------------------------------------------------------------------------
Redemption Fee                                           None     None      None
-------------------------------------------------------------------------------------
Exchange Fee                                             None     None      None
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a % of redemption      None(1)  4%        1%
proceeds)
-------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and .50% during the second year.

-------------------------------------------------------------------------------------
Annual fund operating expenses: Paid by the fund before it distributes its net investment income, expressed as a % of average daily net assets, for the year ended ________.
-------------------------------------------------------------------------------------
                                                  Class A     Class B      Class C
-------------------------------------------------------------------------------------
Investment management fee                          0.75%       0.75%        0.75%
-------------------------------------------------------------------------------------
Distribution (12b-1) fees                          None        0.75%        0.75%
-------------------------------------------------------------------------------------
Other expenses *                                   1.02%       1.15%        1.12%
-------------------------------------------------------------------------------------
Total fund operating expenses                      1.77%       2.65%        2.62%
-------------------------------------------------------------------------------------

(Appropriate footnote if fund is in reimbursement)

                      KEMPER SMALL CAP RELATIVE VALUE FUND

Example
This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:     Fees and expenses if you did not sell your shares:
             Class A    Class B     Class C                Class A    Class B     Class C
--------------------------------------------- ------------------------------------------------
1 Year       $720       $640        $240        1 Year      $720       $240        $240
--------------------------------------------- ------------------------------------------------
3 Years      $1,030     $1,050      $740        3 Years     $1,030     $750        $740
--------------------------------------------- ------------------------------------------------

Principal strategies and investments

The fund invests principally in a diversified portfolio of equity securities which the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

The investment manager follows a relative value investment strategy, seeking undervalued stocks typically found in major sectors of the Russell 2000 Index. A relative value investment strategy is a strategy whereby stocks are selected based on whether they are undervalued relative to other stocks in the same sector. This allows the fund to invest in all sectors, including technology, healthcare and other areas of the market that typically are underweighted in an absolute value portfolio.

Under normal market conditions, the fund invests at least 65% of its total assets in equity securities of companies that are similar in size to those comprising the Russell 2000 Index. Typically, most companies selected for inclusion in the fund have market capitalizations ranging from approximately $100 million to $1 billion. The fund sells securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep the fund focused on smaller companies.

                      KEMPER SMALL CAP RELATIVE VALUE FUND

Although not principal investments, the fund may invest in other types of securities, including securities listed on stock exchanges other than the New York Stock Exchange, those offered over-the-counter, preferred stocks, convertible securities, foreign securities, and warrants. It may also in derivatives, such as options and futures. Derivatives, which are primarily used to hedge the fund's performance, are financial instruments whose value derives from another security or index.

Although the fund does not invest 25% or more of its total assets in any one industry, it may, from time to time, invest a significant percentage of its total assets in one or more market sectors.

From time to time, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents for temporary defensive purposes. Defensive investments should serve to lessen volatility in an adverse stock market, although they also generate lower returns than stocks in most markets. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


Related risks

The fund's policy of investing in securities that may be out of favor differs from the investment approach followed by many other mutual funds. Companies reporting poor earnings, whose businesses are cyclically down, whose prices have declined sharply or that are not widely followed are not typically held by most investment companies. It is the investment manager's belief, however, that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock.

                      KEMPER SMALL CAP RELATIVE VALUE FUND

Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered the greatest potential for gain on investment. However, the market value of common stock can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the share value of the fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.

                      KEMPER SMALL CAP RELATIVE VALUE FUND


Financial highlights


To Be Updated

                       KEMPER U.S. GROWTH AND INCOME FUND

Investment objective and strategies

Kemper U.S. Growth and Income Fund seeks to provide long-term growth of capital, current income and growth of income. The fund's investment objective and policies may be changed without a vote of shareholders.

The fund invests primarily in common stocks of U.S. companies that offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value.

Principal risks

The fund's principal risks are associated with investing in value stocks, the stock market in general, and the investment manager's skill in managing the fund's portfolio. Please refer to "Value Stock Investing" at the front of this prospectus for details.

                       KEMPER U.S. GROWTH AND INCOME FUND


Past performance

The following chart and table illustrate the changes in the fund's performance from year to year, as well as performance over time. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31

--------------------------------------------------------------------------------
A BAR CHART IS TO BE INSERTED HERE, BUT CHART IS PRESENTLY BLANK.
--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's greatest quarterly gain was ______ % (cite calendar quarter), and the fund's greatest quarterly loss was
_______% (cite calendar quarter).

Average Annual Total Returns

                             Class A       Class B       Class C
 For periods ended                                                    _______ Index
 December 31, 1998

 One Year                    __.__%        __.__%        __.__%           __.__%

 Five Years                  __.__%        __.__%        __.__%           __.__%

 Ten Years                   __.__%        __.__%        __.__%           __.__%

The _______ Index is a widely recognized unmanaged measure of _____________. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

                       KEMPER U.S. GROWTH AND INCOME FUND

Expense information

The following information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transactions fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Purchase of shares and Special features sections.

-------------------------------------------------------------------------------------
Shareholder fees: Fees charged directly to your account in the fund for various transactions.
-------------------------------------------------------------------------------------
                                                         Class A   Class B  Class C
-------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering    5.75%    None      None
price)
-------------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends             None     None      None
-------------------------------------------------------------------------------------
Redemption Fee                                           None     None      None
-------------------------------------------------------------------------------------
Exchange Fee                                             None     None      None
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a % of redemption      None(1)  4%        1%
proceeds)
-------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and .50% during the second year.

--------------------------------------------------------------------------------------
Annual fund operating expenses: Paid by the fund before it distributes its net investment income, expressed as a % of average daily net assets, for the year ended ______.

--------------------------------------------------------------------------------------
                                                   Class A     Class B      Class C
-------------------------------------------------------------------------------------
Investment management fee                          0.__%       0.__%        0.__%
-------------------------------------------------------------------------------------
Distribution (12b-1) fees                          None        0.75%        0.75%
-------------------------------------------------------------------------------------
Other expenses *                                   0.__%       0.__%        0.__%
-------------------------------------------------------------------------------------
Total fund operating expenses                      0.__%       0.__%        0.__%
-------------------------------------------------------------------------------------

(Appropriate footnote if fund is in reimbursement)

                       KEMPER U.S. GROWTH AND INCOME FUND

Example
This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:      Fees and expenses if you did not sell your shares:
             Class A    Class B     Class C                Class A    Class B     Class C
--------------------------------------------- ------------------------------------------------
1 Year       $720       $640        $240        1 Year      $720       $240        $240
--------------------------------------------- ------------------------------------------------
3 Years      $1,030     $1,050      $740        3 Years     $1,030     $750        $740
--------------------------------------------- ------------------------------------------------

Principal strategies and investments

The fund seeks to provide participation in the long-term growth of the economy through the potential investment returns offered by U.S. common stocks and other domestic equity securities. It maintains a diversified portfolio of equity securities of companies with long-standing records of earnings growth and higher-than-average dividend payouts. These companies, many of which are mainstays of the U.S. economy, offer prospects for future growth of earnings and dividends, and therefore may offer investors attractive long-term investment opportunities. The fund will invest at least 80% of its assets in the equity securities of U.S. issuers.


The fund's investment strategy, which emphasizes higher-yielding equity securities issued by U.S. companies deemed to be undervalued by the investment manager, may be more appropriate for the conservative portion of an investor's equity portfolio.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of this process involves analyzing a selected pool of dividend-paying equity securities to identify stocks that have high yields relative to the yield of the Standard & Poor's 500 Composite Price Index ("S&P 500"), a commonly-accepted benchmark for the U.S. stock market. Also, the investment manager screens for stocks that have yields at the upper end of their historical yield range.

                       KEMPER U.S. GROWTH AND INCOME FUND


In the investment manager's opinion, this subset of higher-yielding stocks identified by applying these criteria offers the potential for returns over time that are greater than or equal to the S&P 500, at less risk than this market index. The investment manager believes these favorable risk and return characteristics exist because the higher dividends offered by these stocks may act as a "cushion" when markets are volatile and because stocks with higher yields tend to sell at more attractive valuations (e.g., lower price-to-earning ratios and lower price-to- book ratios).

Once this subset of higher-yielding stocks is identified, the investment manager conducts a fundamental analysis of each company's financial strength, profitability, projected earnings, sustainability of dividends, competitive outlook, and ability of management. The fund's portfolio may include stocks that are out of favor in the market, but which, in the opinion of the investment manager, offer compelling valuations and potential for long-term appreciation in price and dividends.

In order to diversify the fund's portfolio among different industry sectors, the investment manager evaluates how each sector reacts to broad economic factors such as interest rates, inflation, Gross Domestic Product, and consumer spending. The fund's portfolio is constructed by attaining a proper balance of stocks in these sectors based on economic forecasts.

The fund has a disciplined criteria for selling stocks as well. When the investment manager determines that the relative yield of a stock has declined excessively below the yield of the S&P 500, or that the yield is at the lower end of the stock's historic range, the stock generally is sold from the fund's portfolio. Similarly, if the investment manager's fundamental analysis determines that the payment of the stock's dividend is at risk, or that market expectations for the stock are unreasonably high, the stock is generally targeted for sale.

In summary, the investment manager applies disciplined buy and sell criteria, fundamental company and industry analysis, and economic forecasts in managing the fund to pursue long-term price appreciation and income with a tendency for lower overall volatility than the market, as measured by the S&P 500.

                       KEMPER U.S. GROWTH AND INCOME FUND

Although not principal investments, the fund may invest in other types of securities, including securities that do not pay current dividends but that offer prospects for growth of capital and future income, securities of real estate investment trusts, preferred stocks, convertible securities zero coupon securities, illiquid securities, SPDRs and DIAMONDS, and repurchase agreements and may engage in securities lending. It may also in derivatives, such as options and futures. Derivatives, which are primarily used to hedge the fund's performance, are financial instruments whose value derives from another security or index.

From time to time, the fund may invest without limit in cash and cash equivalents for temporary defensive purposes. Defensive investments should serve to lessen volatility in an adverse stock market, although they also generate lower returns than stocks in most markets. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


Related risks

The fund's policy of investing in securities with attractive valuations differs from the investment approach followed by many other mutual funds. These companies tend to have lower price-to-earnings ratios or price-to-book ratios. It is the investment manager's belief, however, that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock.

Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered the greatest potential for gain on investment. However, the market value of common stock can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

                       KEMPER U.S. GROWTH AND INCOME FUND


Financial highlights


To Be Updated

                                KEMPER VALUE FUND

Investment objective and strategies

Kemper Value Fund seeks long-term growth of capital through investment in undervalued equity securities. The fund's investment objective and policies may be changed without a vote of shareholders. This prospectus contains information regarding Class A, B and C shares of the fund.

The fund invests in the securities of companies that the investment manager believes are undervalued in the marketplace in relation to current and estimated future earnings and dividends. These companies generally sell at price-earnings ratios below the market average, as defined by the Standard & Poor's Corporation 500 Composite Price Index.

Principal risks

The fund's principal risks are associated with investing in value stocks, the stock market in general, and the investment manager's skill in managing the fund's portfolio. Please refer to "Value Stock Investing" at the front of this prospectus for details.

                                KEMPER VALUE FUND


Past performance

The following chart and table illustrate the changes in the fund's performance from year to year, as well as performance over time. Of course, past performance is not necessarily an indication of future performance.

Total returns for years ended December 31

--------------------------------------------------------------------------------
A BAR CHART IS TO BE INSERTED HERE, BUT CHART IS PRESENTLY BLANK.
--------------------------------------------------------------------------------

For the period included in the bar chart, the fund's greatest quarterly gain was ______ % (cite calendar quarter), and the fund's greatest quarterly loss was
_______% (cite calendar quarter).

Average Annual Total Returns

                         Class A       Class B       Class C
 For periods ended                                                _______ Index
 December 31, 1998

 One Year                __.__%        __.__%        __.__%           __.__%

 Five Years              __.__%        __.__%        __.__%           __.__%

 Ten Years               __.__%        __.__%        __.__%           __.__%

The _______ Index is a widely recognized unmanaged measure of _____________. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

                                KEMPER VALUE FUND


Expense information

The following information is designed to help you understand the costs of investing in the fund. Each class of shares has a different set of transactions fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Purchase of shares and Special features sections.

-------------------------------------------------------------------------------------
Shareholder fees: Fees charged directly to your account in the fund for various transactions.
-------------------------------------------------------------------------------------
                                                        Class A   Class B  Class C
-------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases (as a % of offering    5.75%    None      None
price)
-------------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends             None     None      None
-------------------------------------------------------------------------------------
Redemption Fee                                           None     None      None
-------------------------------------------------------------------------------------
Exchange Fee                                             None     None      None
-------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (as a % of redemption      None(1)  4%        1%
proceeds)
-------------------------------------------------------------------------------------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and .50% during the second year.

-------------------------------------------------------------------------------------
Annual fund operating expenses: Paid by the fund before it distributes its net investment income, expressed as a % of average daily net assets, for the year ended _____.

-------------------------------------------------------------------------------------
                                                  Class A     Class B      Class C
-------------------------------------------------------------------------------------
Investment management fee                          0.__%       0.__%        0.__%
-------------------------------------------------------------------------------------
Distribution (12b-1) fees                          None        0.75%        0.75%
-------------------------------------------------------------------------------------
Other expenses *                                   0.__%       0.__%        0.__%
-------------------------------------------------------------------------------------
Total fund operating expenses                      0.__%       0.__%        0.__%
-------------------------------------------------------------------------------------

(Appropriate footnote if fund is in reimbursement)

                                KEMPER VALUE FUND

Example

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and return vary from year to year, and may be higher or lower than those shown.

Fees and expenses if you sold shares after:    Fees and expenses if you did not sell your shares:
             Class A    Class B     Class C                Class A    Class B     Class C
---------------------------------------------------------------------------------------------
1 Year       $720       $640        $240       1 Year      $720       $240        $240
---------------------------------------------------------------------------------------------
3 Years      $1,030     $1,050      $740       3 Years     $1,030     $750        $740
---------------------------------------------------------------------------------------------

Principal strategies and investments

The fund invests at least 80% of its assets in equity securities, primarily those of medium- to large-sized domestic companies with annual revenues or market capitalization of at least $600 million. The investment manager uses in-depth fundamental research and a proprietary computerized quantitative model to identify companies that are currently undervalued in relation to current and estimated future earnings and dividends. The investment process also involves an assessment of business risk, including analysis of:

o    the strength of a company's balance sheet

o    the accounting practices a company follows

o    the volatility of a company's earnings over time

o and the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action, and technological change.

While a broad range of investments is considered, those that, in the investment manager's opinion, are selling at comparatively large discounts to intrinsic value are purchased for the fund. It is anticipated that the prices of the fund's investments will rise as a result of both earnings growth and rising price-earnings ratios over time.

                                KEMPER VALUE FUND

The fund is distinctive in the manner in which it combines systematic valuation techniques with intensive, traditional fundamental research. The investment manager's proprietary computer-based valuation model was developed and tested over several years before being first implemented in 1987. In addition to identifying undervalued securities, the quantitative model also provides the discipline required to identify and sell appreciated securities as their prices rise to reflect their earnings potential. The model relies on independent equity research efforts for estimates of future earnings and dividend growth and proprietary quality ratings, an important measure of risk. The investment manager maintains one of the largest equity research departments in the industry and has done so for more than 60 years.

Although not principal investments, the fund may invest in other types of securities, including convertible securities, securities of foreign companies, up to 20% of its assets in debt obligations, those rated below investment grade, zero coupon securities and commercial paper, may enter into repurchase agreements and reverse repurchase agreements, purchase illiquid securities. It may also in derivatives, such as options and futures. Derivatives, which are primarily used to hedge the fund's performance, are financial instruments whose value derives from another security or index.

From time to time, the fund may invest without limit in cash and cash equivalents for temporary defensive purposes. Defensive investments should serve to lessen volatility in an adverse stock market, although they also generate lower returns than stocks in most markets. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


Related risks

The fund's policy of investing in securities that may be out of favor differs from the investment approach followed by many other mutual funds. Companies reporting poor earnings, whose businesses are cyclically down, whose prices have declined sharply or that are not widely followed are not typically held by most investment companies. It is the investment manager's belief, however, that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

                                KEMPER VALUE FUND

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock.

Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered the greatest potential for gain on investment. However, the market value of common stock can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

                                KEMPER VALUE FUND


Financial highlights


To Be Updated

Investment Manager

The funds retain the investment management firm of Scudder Kemper Investments, Inc., Two International Place, Boston, MA, to manage their daily investment and business affairs subject to the policies established by the funds' Boards. Scudder Kemper Investments, Inc. actively manages the funds' investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide. It manages more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Each fund pays Scudder Kemper Investments a (graduated) monthly investment management fee. Fees paid for each fund's most recently completed fiscal year are show below:

(reflect K-D IMA arrrangement)

Fund                                                    0.__%
Fund                                                    0.__%
Fund                                                    0.__%
Fund                                                    0.__%
Fund                                                    0.__%
Fund                                                    0.__%
Fund                                                    0.__%
Fund                                                    0.__%

* Add footnotes as needed for expense caps.

Dreman Value Management, L.L.C., 10 Exchange Place, New Jersey, is the sub-adviser for the Kemper-Dreman High Return Equity Fund and Kemper-Dreman Financial Services Fund. Founded in 1977, Dreman Value Management, L.L.C. manages over $4 billion in assets.


Portfolio management

The following investment professionals are associated with the funds as indicated:

Kemper Contrarian Fund

Name & Title          Joined the Fund    Background
--------------------------------------------------------------------------------

Thomas Sassi,         1997               Joined   Scudder  Kemper  in  1996.  He
Lead Manager                             began his investment career in 1971.

Frederick L. Gaskin,  1997               Joined   Scudder  Kemper  in  1996.  He
Portfolio Manager                        began his investment career in 1986.
--------------------------------------------------------------------------------

Kemper-Dreman High Return Equity Fund
Kemper-Dreman Financial Services Fund

Name & Title          Joined the Fund      Background
-----------------------------------------------------------------------------------
David N. Dreman,      1988                 Chairman  of Dreman  Value  Management,
Portfolio Manager                          L.L.C.  since 1977.  He is a pioneer of
                                           the philosophy of contrarian investing
                                           (buying what is out of favor) and a
                                           leading proponent of the low P/E
                                           investment style. He is a columnist
                                           for Forbes and the author of several
                                           books on the value style of
                                           investing. He began his investment
                                           career in 1957.
-----------------------------------------------------------------------------------

Kemper Small Cap Value Fund

Name & Title          Joined the Fund      Background
-----------------------------------------------------------------------------------
Thomas H. Forester,   1997                 Joined   Scudder  Kemper  in  1997.  He
Co-Lead Manager                            began his investment career in 1988.

Steven T. Stokes,     1997                 Joined   Scudder  Kemper  in  1996.  He
Co-Lead Manager                            began his investment career in 1986.
-----------------------------------------------------------------------------------

Kemper Small Cap Relative Value Fund

Name & Title          Joined the Fund      Background
-----------------------------------------------------------------------------------
James M. Eysenbach,   1998                 Joined   Scudder  Kemper  in  1986.  He
Lead Portfolio                             began his investment career in 1984.
Manager

Philip S. Fortuna,    1998                 Joined   Scudder  Kemper  in  1991.  He
Portfolio Manager                          began his investment career in 1984.

Calvin Young,         1998                 Joined   Scudder  Kemper  in  1990.  He
Portfolio Manager                          began his investment career in 1988.
-----------------------------------------------------------------------------------

Kemper U.S. Growth and Income Fund

Name & Title            Joined the Fund    Background
-----------------------------------------------------------------------------------
Lori J. Ensinger,             1998         Joined  Scudder  Kemper  in  1993.  She
Lead Portfolio                             began her investment career in 1983.
Manager

Robert T. Hoffman,            1998         Joined   Scudder  Kemper  in  1990.  He
Portfolio Manager                          began his investment career in 1985.

Benjamin W.                   1998         Joined   Scudder  Kemper  in  1983.  He
Thorndike,                                 began his investment career in 1980.
Portfolio Manager
-----------------------------------------------------------------------------------

                                       60

Kemper Value Fund

Name & Title            Joined the Fund    Background
-----------------------------------------------------------------------------------
Donald E. Hall,               1992         Joined   Scudder  Kemper  in  1982.  He
Lead Portfolio                             began his investment career in 1982.
Manager

William J. Wallace,           1992         Joined   Scudder  Kemper  in  1987.  He
Portfolio Manager                          began his investment career in 1981.

-----------------------------------------------------------------------------------

Year 2000 Readiness

Like other mutual funds and financial and business organizations worldwide, the funds could be adversely affected if computer systems on which a fund rely, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the funds' business and operations. The investment manager has commenced a review of the Year 2000 Issue as it may affect the funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by a fund or on global markets or economies generally.

ABOUT YOUR INVESTMENT

Choosing a share class

Each fund provides investors with the option of purchasing shares in the following ways:

Class A Shares         Offered  at net asset  value  plus a maximum  sales  charge of
                       5.75% of the offering  price.  Reduced  sales charges apply to purchases of $50,000 or more.  Class A shares purchased at net asset value under the Large Order NAV Purchase  Privilege  may be  subject to a 1%  contingent  deferred  sales  charge if re deemed  within  one year of  purchase  and  a .50%  contingent deferred  sales  change if redeemed  during the second year of purchase.

Class B Shares         Offered at net asset value without an initial
                       sales charge, but subject to a 0.75% Rule 12b-1
                       distribution fee and a contingent deferred sales charge
                       that declines from 4% to zero on certain redemptions made
                       within six years of purchase. Class B shares
                       automatically convert into Class A shares (which have
                       lower ongoing expenses) six years after purchase.

Class C Shares         Offered at net asset value without an initial
                       sales charge, but subject to a 0.75% Rule 12b-1
                       distribution fee and a 1% contingent deferred sales
                       charge on redemptions made within one year of purchase.
                       Class C shares do not convert into another class.

When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of a fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

Special features

Class A Shares -- Combined Purchases. Each fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of most Kemper Funds.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares also apply to the aggregate amount of purchases made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by Kemper Distributors. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period.

Class A Shares -- Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Exchange Privilege -- General. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy").

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Buying shares
Class A Shares

Public           Amount of Purchase               Sales Charge       Sales Charge as
Offering Price.                                   as a % of          a % of Net
Including Sales                                   Offering Price     Amount Invested
Charge                                            --------------     ---------------

                 Less than $50,000                     5.75%
                 $50,000 but less than $100,000        4.50
                 $100,000 but less than $250,000       3.50
                 $250,000 but less than  $500,000      2.60
                 $500,000 but less than $1 million     2.00
                 $1 million and over                   0.00**

                 **Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

NAV Purchases    Class A shares of a fund may be purchased at net asset value by:

                 o  shareholders    in   connection   with   the   investment   or
                    reinvestment of income and capital gain dividends

                 o  a   participant-directed   qualified   retirement  plan  or  a
                    participant-directed non-qualified deferred compensation
                    plan or a participant-directed qualified retirement plan
                    which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees

                 o  any purchaser with Kemper Funds investment  totals of at least
                    $1,000,000

                 o  unitholders of unit investment trusts sponsored by Ranson &
                    Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs

                 o officers, trustees, directors, employees (including retirees) and sales representatives of a fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families

                 o persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm

                 o registered representatives and employees of broker-dealers having selling group agreements with Kemper Distributors

                 o officers, directors, and employees of service agents of the funds

                 o members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term
                    Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL)

                 o selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the funds pursuant to an agreement with Kemper Distributors or one of its affiliates

                 o  certain professionals who assist in the promotion of Kemper
                    Funds pursuant to personal services contracts with Kemper
                    Distributors, for themselves or members of their families

                 o in connection with the acquisition of the assets of or merger or consolidation with another investment company


                                       64

Class A Shares (cont.)

                 o  shareholders who owned shares of Kemper Value Series, Inc.
                    ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families

                 o any trust, pension, profit-sharing or other benefit plan for only such persons.

                 o  persons who purchase shares of the fund through Kemper
                    Distributors as part of an automated billing and wage deduction program administered by RewardsPlus of America

                 o  through  certain  investment   advisers   registered  under  the
                    Investment  Advisers  Act of 1940 and other  financial  services firms that  adhere to certain  standards  established  by Kemper
                    Distributors,  including a requirement  that such shares be sold for the benefit of their clients  participating in an investment advisory  program  under  which  such  clients  pay a fee to the investment  advisor or other firm for portfolio  management  and other  services.  Such shares are sold for  investment  purposes and on the  condition  that  they  will  not  be  resold  except through redemption or repurchase by the funds

Contingent       A contingent deferred sales charge may be imposed upon redemption
Deferred Sales   of Class A shares purchased under the Large Order NAV Purchase
Charge           Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:

                 o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

                 o  redemption  of shares of a  shareholder  (including a registered joint owner) who has died

                 o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration)

                 o redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district

                 o redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent

                 o redemptions of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the commission applicable to such Large Order NAV
                    Purchase

Distribution Fee None

Exchange         Class A  shares may be exchanged  for each other at their  relative
Privilege        net asset  values.  Shares of Money  Market  Funds and Kemper  Cash
                 Reserves Fund acquired by purchase (not including shares
                 acquired by dividend reinvestment) are subject to the
                 applicable sales charge on exchange

                 Class A shares purchased under the Large Order NAV Purchase
                 Privilege may be exchanged for Class A shares of any Kemper
                 Fund or a Money Market Fund without paying any contingent deferred sales charge. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed


                                       65

Class B Shares

Public Offering  Net asset value per share without any sales charge at the time of purchase
Price
Contingent       A contingent deferred sales charge may be imposed upon redemption
Deferred Sales   of Class B shares. There is no such charge upon redemption of any
Charge           share appreciation or reinvested dividends. The charge is computed at the following  rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                 Year of Redemption    First Second  Third  Fourth  Fifth  Sixth
                 After Purchase:
                 --------------------------------------------------------------------
                 Contingent Deferred   4%    3%      3%     2%      2%     1%
                 Sales Charge:
                 --------------------------------------------------------------------
                 The contingent deferred sales charge will be waived:

                 o  for redemptions to satisfy required minimum  distributions after age 70 1/2 from an IRA account (with the maximum amount
                    subject to this waiver being based only upon the
                    shareholder's Kemper IRA accounts)

                 o for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2

                 o for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below)

                 o in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed

                 o  in the  event  of the  death  of the  shareholder  (including  a registered joint owner)

                 The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent:

                 o  redemptions to satisfy participant loan advances (note that loan  repayments  constitute  new  purchases for purposes of the contingent deferred sales charge and the conversion privilege)

                 o  redemptions in connection with retirement distributions
                    (limited at any one time to 10% of the total value of plan assets invested in a fund

                 o  redemptions in connection with  distributions  qualifying  under the hardship provisions of the Code

                 o  redemptions  representing  returns  of excess  contributions  to such plans

Distribution Fee 0.75%

Conversion       Class B  shares of a fund will  automatically  convert  to  Class A
Feature          shares of the same fund six years  after  issuance  on the basis of the relative net asset value per share. Shares purchased
                 through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata
                 basis.

Exchange         Class B  shares of a fund and Class B  shares of most Kemper  Funds
Privilege        may be exchanged for each other at their  relative net asset values without a contingent deferred sales charge.

                                       66

Class C Shares

Public
Offering Price   Net asset value per share without any sales charge at the time of purchase

Contingent
Deferred         A contingent deferred sales charge of 1% may be imposed upon
Sales Charge     redemption of Class C shares redeemed within one year of
                 purchase.  The charge will not be imposed upon  redemption of reinvested  dividends or share  appreciation.  The contingent deferred sales charge will be waived in the event of:

                 o  redemptions    by   a    participant-directed    qualified
                    retirement  plan  described  in Code  Section 401(a)  or a participant-directed  non-qualified  deferred compensation plan described in Code Section 457

                 o  redemptions by employer sponsored employee benefit plans
                    (or their participants) using the subaccount record keeping system made available through the Shareholder
                    Service Agent

                 o  redemption  of  shares  of  a  shareholder   (including  a
                    registered joint owner) who has died

                 o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security
                    Administration)

                 o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

                 o redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper
                    Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly

                 o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly

Distribution Fee     0.75%

Conversion Feature   None

Exchange Privilege   Class C shares of a fund and Class C shares of
                     most Kemper Funds may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge.

Selling and exchanging shares

General

Any shareholder may require a fund to redeem his or her shares. When shares are held for the account of a shareholder by the funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557.


Share certificates

When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


Repurchases (confirmed redemptions)

A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to Kemper Distributors, which each fund has authorized to act as its agent. There is no charge by Kemper Distributors with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Reinvestment privilege

Under certain circumstances, a shareholder who has redeemed Class A shares may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares. The reinvestment privilege may be terminated or modified at any time.


Distributions and taxes

Dividends and capital gains distributions

Kemper Contrarian Fund, Kemper U.S. Growth and Income Fund and Kemper High Return Equity Fund normally distribute quarterly dividends of net investment income. Kemper Small Cap Value Fund, Kemper Small Cap Relative Value Fund and Kemper Value Fund normally distribute annual dividends of net investment income. The Kemper-Dreman Financial Services Fund normally distributes dividends of net investment income semi-annually. Each fund distributes any net realized short-term and long-term capital gains at least annually.

Income and capital gain dividends, if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

(2) To receive income and capital gain dividends in cash.

Any dividends of a fund that are reinvested will normally be reinvested in shares of the same class of that same fund. However, by writing to the Shareholder Service Agent, you may choose to have dividends of a fund invested in shares of the same class of another Kemper fund at the net asset value of that class and fund. To use this privilege, you must maintain a minimum account value of $1,000 in the fund distributing the dividends. The funds will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same fund unless you request that such policy not be applied to your account.

Taxes

Generally, dividends from net investment income are taxable to you as ordinary income. Long-term capital gains distributions, if any, are taxable to you as long-term capital gains, regardless of how long you have owned shares. Short-term capital gains and any other taxable income distributions are taxable to you as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable to you as if paid on December 31 of the calendar year in which they were declared.

A sale or exchange of shares is a taxable event and may result in a capital gain or loss which may be long-term or short term, generally depending on how long you owned the shares. Shareholders of a fund may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular tax consequences of an investment in a fund.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, is taxable to the shareholder.

The fund sends you detailed tax information about the amount and type of its distributions by January 31 of the following year.


Transaction information

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the funds as of the close of regular trading on the New York Stock Exchange
(NYSE), normally 4 p.m. eastern time, on each day the NYSE is open for trading. Market prices are used to determine the value of the funds' assets, but when reliable market quotations are unavailable, a fund may use procedures established by its Board of Trustees.

The net asset value per share of each fund is the value of one share and is determined separately for each class by dividing the value of a fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the fund will generally be lower than that of the Class A shares of a fund because of the higher annual expenses borne by the Class B and Class C shares.

Processing time

All requests to buy and sell shares that are received in good order by the funds' transfer agent by the close of regular trading on the NYSE are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load or contingent deferred sales charge). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by the funds' transfer agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.


Signature guarantees

A signature guarantee is required when you sell more than $100,000 worth of shares. You can obtain one from most brokerage houses and financial institutions, although not from a notary public. The funds will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).


Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The funds and their transfer agent each reserves the right to reject purchases of fund shares (including exchanges) for any reason including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in a fund's share price.

The funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each fund may temporarily suspend the offering of its shares or a class of its shares to new investors. During the period of such suspension, persons who are already shareholders normally are permitted to continue to purchase additional shares and to have dividends reinvested.


Minimum balances

The minimum initial investment for each fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Because of the high cost of maintaining small accounts, the funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.


Third party transactions

If you buy and sell shares of a fund through a member of the National Association of Securities Dealers, Inc. (other than the funds' transfer agent, Kemper Distributors), that member may charge a fee for that service. This prospectus should be read in connection with such firms' material regarding their fees and services.


Redemption-in-kind

The funds reserve the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities ("redemption in kind"). These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


Rule 12b-1 plan

Each fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the transfer agent to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges.

Additional information about the funds may be found in the Statement of Additional Information, the Shareholder Service Guide and in shareholder reports. The Statement of Additional Information contains more detailed information on fund investments and operations. The Shareholder Service Guide contains more detailed information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

   ---------------------------------------------------------------------------
   By Phone:                             In Person:
   ---------------------------------------------------------------------------
   Call Kemper at:                       Public Reference Room
   1-800-621-1048                        Securities and Exchange Commission,
                                         Washington, D.C.
                                         (Call 1-800-SEC-0330
                                         for more information).
   ---------------------------------------------------------------------------
   By Mail:                              By Internet:
   ---------------------------------------------------------------------------
   Kemper Distributors, Inc.             http://www.sec.gov
   222 South Riverside Plaza             http://www.kemper.com
   Chicago, IL  60606-5808
   or
   Public Reference Section, Securities
   and Exchange Commission, Washington,
   D.C. 20549-6009
   (a duplication fee is charged)
   ---------------------------------------------------------------------------


The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).
Investment Company Act file numbers:

Kemper Contrarian Fund                 811-XXX    Kemper Small Cap Relative Value     811-XXX
                                                  Fund

Kemper-Dreman High Return Equity       811-XXX    Kemper U.S. Growth and Income Fund  811-XXX
Fund

Kemper Small Cap Value Fund            811-XXX    Kemper Value Fund                   811-XXX

Kemper-Dreman Financial Services Fund

Kemper Distributors, Inc.
222 South Riverside Plaza
Chicago, Illinois 60606-5808
                                       (Recycled Logo) printed on recycled paper


Kemper
U.S. Growth and Income Fund

February 1, 1999



KEMPER FUNDS LOGO


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1999


                       KEMPER U.S. GROWTH AND INCOME FUND
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for Kemper U.S. Growth and Income Fund (the "Fund"), a diversified series of Kemper Securities Trust (the "Trust"), an open-end management investment company. It should be read in conjunction with the prospectus of the Fund dated February 1, 1999 . The prospectus may be obtained without charge from the Fund at the address or telephone number on this cover or the firm from which this Statement of Additional Information was received and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov).


                          ---------------

                                TABLE OF CONTENTS

                                                         Page
                                                         ----
                 Investment Restrictions.............    ____

                 Investment Policies and Techniques..    ____

                 Portfolio Transactions..............    ____

                 Investment Manager and Underwriter..    ____


                 Purchase,  Repurchase  and  Redemption  ____
                 of Shares...........................


                 Net Asset Value.....................    ____

                 Dividends, Distributions and Taxes..    ____

                 Performance.........................    ____

                 Officers and Trustees...............    ____

                 Shareholder Rights..................    ____


Scudder Kemper Investments, Inc. (the "Advisor") serves as the Fund's investment manager. The financial statements appearing in the Fund's 1998 Annual Report to Shareholders are incorporated herein by reference. The Fund's Annual Report accompanies this Statement of Additional Information.

                                       (RECYCLED LOGO) printed on recycled paper

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a "majority" of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of (1) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

The Fund may not, as a fundamental policy:


1. borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time;

2. issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.   purchase   physical   commodities   or   contracts   relating  to  physical
     commodities;

4. engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6. make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

7. concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

[TO BE UPDATED: The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year.] The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Fund may not:

     i.   borrow money in an amount greater than 5% of its total assets,  except
          (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

     ii. enterinto either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

     iii. purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
          (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

     iv. purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

     v. enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

     vi. purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

     vii. lend portfolio securities in an amount greater than 30% of its total assets.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

INVESTMENT POLICIES AND TECHNIQUES


GENERAL. The objectives of Kemper U.S. Growth and Income Fund are to provide long-term growth of capital, current income and growth of income. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks of U.S. companies which offer the prospect for growth of earnings while paying current dividends. The Fund may engage in futures, options and other derivative transactions ("Strategic Transactions and Derivatives") in accordance with its investment objective and policies. The Fund intends to engage in such transactions if it appears to the AdvisorAdvisor to be advantageous for the Fund to do so, in order to pursue its investment objectives, to hedge against the effects of fluctuating interest rates and to stabilize the value of its assets, and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

From time to time, for temporary defensive purposes, when the Advisor feels such a position is advisable in light of economic or market conditions, the Fund may invest all or a portion of its assets in cash and cash equivalents. It is impossible to accurately predict for how long such alternative strategies will be utilized.


CONVERTIBLE SECURITIES. The Fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. Investments in convertible securities may provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of such securities' conversion or exchange features.

The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Convertible securities may be issued as fixed-income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONS). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


LENDING OF PORTFOLIO SECURITIES. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions and are required to be secured continuously by collateral in cash and liquid assets maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on five days' notice. During the existence of a loan, the Fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery or even a loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to firms deemed by the Advisor to be in good standing, and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. The value of the securities loaned will not exceed 30% of the value of a Fund's total assets at the time any loan is made.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").


A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.


For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation, subject to the repurchase agreement, and is, therefore, subject to the Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for the loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.


REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Illiquid SECURITIES. The Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," "not readily marketable," or "illiquid" restricted securities, i.e., which cannot be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.


The absence of a trading market can make it difficult to ascertain a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Advisor may at times play a greater role in valuing these securities than in the case of illiquid securities.


Generally speaking, restricted securities may be sold in the U.S. only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income
Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S.
Government securities.


The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

STRATEGIC TRANSACTIONS AND DERIVATIVES. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the fixed-income securities in the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.


In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO). The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.


If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may  purchase  and sell  call  options  on  securities  including  U.S.
Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities, indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions and any combination of futures, options, and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

The Fund may also invest in Standard and Poor's Depository Receipts ("SPDRs") and DIAMONDS. SPDRs and DIAMONDS should typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index and Dow Jones Industrial Average, respectively. There can be no assurance, however, that this can be accomplished as it may not be possible for the SPDRs or DIAMONDS, as applicable, portfolio to replicate the composition and relative weightings of the securities of the respective indices. SPDRs and DIAMONDS are subject to the risks of an investment in a broadly based portfolio of large-capitalization common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs and DIAMONDS are also subject to risks other than those associated with an investment in such a broadly based portfolio in that the selection of the stocks included in the SPDRs or DIAMONDS, as applicable, portfolio may affect trading in SPDRs and DIAMONDS, as compared with trading in a broadly based portfolio of common stocks. In addition, there can be no assurance that that SPDRs and DIAMONDS will experience similar trading patterns nor that an active trading market for DIAMONDS will develop.


PORTFOLIO TRANSACTIONS

Brokerage

Allocation of brokerage is supervised by the Advisor. The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Fund's purchases and sales of fixed income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research and market statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchases or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Advisor may place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the  maximum  extent  feasible,  it is expected  that the Advisor  will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor, the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Trustees review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable

The table below shows total brokerage commissions paid by the Fund for the period of February 1, 1998 (commencement of operations) through September 30, 1998, and the percentage thereof that was allocated to firms based upon research information provided.

[TO BE UPDATED]


                                                           Allocated to Firms
                                                          Based on Research in
Fund                              February 1, to             February 1, to
                                 September 30 1998          September 30 1998

U.S. Growth and Income           To Be Updated                 To Be
                                                          Updated__%


INVESTMENT   MANAGER   AND   UNDERWRITER

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. (the "Advisor"), an investment counsel firm, 345 Park Avenue, New York, New York, is the Fund's investment manager. This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, the Advisor's predecessor
Scudder, Stevens & Clark ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which the predecessor and Zurich agreed to form an alliance.

Pursuant to the investment management agreement, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. The investment management agreement provides that the Fund shall pay the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliates of the Advisor), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues. The Fund bears the expenses of registration of its shares with the SEC while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.

The Advisor maintains a large research department, which conducts ongoing studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Advisor utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Advisor, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view toward achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Advisor) and the financial services businesses of B.A.T Industries p.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, the Fund's existing investment management agreement with the Advisor was deemed to have been assigned and, therefore, terminated. The Board approved a new investment management agreement with the Advisor, which is substantially identical to the investment management agreement dated January 30, 1998, except for the dates of execution and termination. This agreement became effective on September 7, 1998 and was approved at a special shareholder meeting held on [December 15, 1998.]

The Agreement dated September 7, 1998 was approved by the Trustees on [August 6, 1998] and ratified on [September 15, 1998]. The Agreement will continue in effect until September 30, 1999 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of the Fund, what portfolio securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the 1940 Act and the Code and to the Fund's investment objectives, policies and restrictions and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

The Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of the Trust affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's office space and facilities.

Under the Agreement the Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses;

the calculation of net asset value; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing stock certificates and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Trust who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Agreement expressly provides that the Advisor shall not be required to pay a pricing agent of the Fund for portfolio pricing services, if any.

The Advisor receives an investment management fee for its services. The Fund pays the Advisor an investment management fee, payable monthly, at the annual rate of 0.60% for the first $250 million of average daily net assets, 0.57% of such assets for the next $750 million, 0.55% of such assets for the next $1.5 billion and 0.53% of such assets in excess of $2.5 billion. The fee is graduated so that increases in the Fund's net assets may result in a lower annual fee rate and decreases in the Fund's net assets may result in a higher annual fee rate. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income. The investment management fee paid by the Fund from February 1, 1998 (commencement of operations) to September 30, 1998 is $__.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Trust have been represented by Vedder, Price, Kaufman & Kammholz, as independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the officers or Trustees of the Trust may have dealings with the Trust as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Trust.

Employees of the Advisor and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Advisor's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. KDI bears the cost of registering or qualifying and maintaining the qualification of Fund shares for sale and the Fund bears the expense of registering its shares with the SEC. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services.

The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The distribution agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the distribution agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The distribution agreement may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the distribution agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a class by class basis.

Class A Shares. KDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of Class A shares and pays out a portion of this sales charge or allows concessions or discounts to firms for the sale of Class A Fund shares.

The  following  information  concerns  the  underwriting   commissions  paid  in
connection with the distribution of the Fund's Class A shares for the fiscal years noted.

                                                       Commissions             Commissions KDI           Commissions Paid to KDI
Class A Shares                  Fiscal Year          Retained by KDI          Paid to All Firms           Affiliated Firms
--------------                  -----------          ---------------          -----------------           ----------------

U.S. Growth and Income         February 1-           To Be Updated
                            September 30, 1998


Class B Shares. For its services under the Class B distribution plan, KDI receives a fee from the Fund under the Rule 12-b Plan, payable monthly, at an annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges received on redemptions of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under the Class C distribution plan, KDI receives a fee from the Fund under the Rule 12b-1 Plan, payable monthly, at an annual rate of 0.75% of average daily net assets of the Fund attributable to its Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. KDI also receives any contingent deferred sales charges received on redemptions of Class C shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares."

Rule 12b-1 Plans. The Fund has adopted a plan under Rule 12b-1 that provides for fees payable as expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will over time, increase the cost of investment and may cost more than other types of sales charges.

The table below shows amounts paid in connection with the Fund's Rule 12b-1 Plan from February 1, 1998 (commencement of operations) to September 30, 1998:

                                                     Distribution               Distribution        Contingent Deferred
                                                     Expenses Incurred          Paid by Fund        Sales Charges Paid
                                                     By Underwriter             to Underwriter      to Underwriter
Fund                                        Class B           Class C        Class B    Class C    Class B        Class C
U.S. Growth & Income                        To be Updated


If the Rule 12b-1 Plan (the "Plan") for a class is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

Expenses of the Funds and of KDI in connection with the Rule 12b-1 Plans for the Class B and Class C shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense:

[TO BE UPDATED]

                                                                                      Other Distribution Expenses paid by KDI
                                      Contingent      Total     Distribution
                                       Deferred    Distribution   Paid by
                       Distribution      Sales      Fees Paid   KDI to KDI   Advertising             Marketing   Misc.
                Fiscal Fees Paid by     Charges     by KDI to   Affiliated       and     Prospectus  and Sales   Operating  Interest
                Year    Fund to KDI   Paid to KDI     Firms        Firms     Literature   Printing    Expenses   Expenses   Expenses

                                                                                                                            <C
Class B Shares  February      To be
                1, to       updated
                September
                30
                1998
Class C Shares  February
                1, to
                September
                30
                1998

ADMINISTRATIVE SERVICES. Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. For the services under the administrative agreement, the Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of each of the Class A, B and C shares of the Fund.

KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI.


KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services listed on the Fund's records and it is intended that KDI will pay all the administrative services fee that it receives from the Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which there is a firm of record, as well as, with respect to Class A shares, the date when shares representing such assets were purchased. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund. The Board of Trustees of the Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

Certain trustees or officers of the Trust are also directors or officers of the Advisor or KDI, as indicated under "Officers and Trustees."

The following  information concerns the administrative  services fee paid by the
Fund:

[TO BE UPDATED]
                            Administrative Service Fees Paid by Fund

                                                                               Total Service Fees     Service Fees Paid by KDI
Fund                  Fiscal Year     Class A       Class B       Class C     Paid by KDI to Firms     to KDI Affiliated Firms

U.S. Growth and         February 1    To be


                                       18

                            Administrative Service Fees Paid by Fund

                                                                               Total Service Fees     Service Fees Paid by KDI
Fund                  Fiscal Year     Class A       Class B       Class C     Paid by KDI to Firms     to KDI Affiliated Firms

Income                   to           updated
                         September
                          30, 1998

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, as custodian, has custody of all securities and cash of the Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Pursuant to an agency agreement with the Fund, Kemper Service Company (the "Shareholder Servicing Agent"), a subsidiary of the Advisor, serves as transfer agent and dividend-paying agent. Kemper Service Company receives as transfer agent, and pays annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. Kemper Service Company's fee is reduced by certain earnings credits in favor of the Fund.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives an annual fee of __ of 1% of average daily net assets for its services to the Funds.


PURCHASE AND REDEMPTION OF SHARES


Alternative Purchase Arrangements. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first and second year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.



                                                        Annual 12b-1 Fees
                                                     (as a % of average daily
                        Sales Charge                        net assets)                Other Information

  Class A      Maximum initial sales charge of                 None              Initial sales charge waived
               5.75% of the public offering price                                or reduced for certain
                                                                                 purchases

  Class B      Maximum contingent deferred sales               0.75%             Shares convert to Class A
               charge of 4% of redemption                                        shares six years after
               proceeds, declines to zero after                                  issuance
               six years

  Class C      Contingent deferred sales charge                0.75%             No conversion feature


                                       19

               of 1% of redemption proceeds for
               redemptions made during first year
               after purchase

The minimum initial investment for each class of the Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative--Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.



                                                                                  Sales Charge
                                                                                                             Allowed to
                                                                                                            Dealers as a
                                                               As a Percentage          As a Percentage     Percentage of
                                                              of Offering Price       of Net Asset Value*  Offering Price
                   Amount of Purchase
  Less than $50,000...................................              5.75%                    6.10%              5.20%
  $50,000 but less than $100,000......................              4.50                     4.71               4.00
  $100,000 but less than $250,000.....................              3.50                     3.63               3.00
  $250,000 but less than $500,000.....................              2.60                     2.67               2.25
  $500,000 but less than $1 million...................              2.00                     2.04               1.75
  $1 million and over.................................             0.00**                   0.00**               ***

*    Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by KDI as discussed below.

The Fund receives the entire net asset value of all of its shares sold. KDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of the Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which the Advisor does not serve as investment manager and KDI does not serve as Distributor ("non-Kemper Fund") provided that: (a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. The redemption of the shares of the non-Kemper Fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized. KDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in the Fund or other Kemper Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non- qualified deferred compensation plan described in Code Section 457 or a
participant-directed   qualified  retirement  plan
described in Code Section 403(b)(7) which is not sponsored by a K-12 school district provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedules, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is also applicable.

Class A shares of the Fund or any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families: (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Fund, Inc. ("KVF") on September 8, 1995, and have continuously owned shares of KVF (or a Kemper Fund acquired by exchange of KVF shares) since that date, for themselves or members of their families, (d) any trust or pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; (f) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund Class A shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses and statements of additional information of such trusts that have such programs. The Fund's Class A shares may be sold at net asset value through certain investment advisors registered under the 1940 Act and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative--Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. Class B shareholders of the Fund who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios ("KIP"), hold them subject to the same conversion period schedule as that of their KIP Portfolio. Class B shares originally representing Initial Shares of a KIP Portfolio will automatically convert to Class A shares of the Fund six years after issuance of the Initial Shares for shares issued on or after February 1, 1991 and seven years after issuance of the Initial Shares for shares issued before February 1, 1991. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase Of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Which Arrangement Is Better For You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in the Fund or other Kemper Funds listed under "Special
Features--Class A Shares--Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Fund. Non-cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund or other funds underwritten by KDI.

Orders for the purchase or redemption of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by KDI of the order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund reserves the right to withdraw all or any part of the offering made by this statement of additional information and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI"), to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this statement of additional information.

Fund shares are sold at their public offering price, which is the net asset value next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment for each class is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of the Fund will be redeemed by the Fund at the applicable net asset value per share of the Fund as described herein.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares by certain classes of persons or through certain types of transactions as described herein are provided because of anticipated economies of scale in sales and sales-related efforts.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described herein.

REDEMPTION OR REPURCHASE OF SHARES

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") and the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of any fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without a signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Advisor deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent  Deferred  Sales  Charge--Large  Order  NAV  Purchase  Privilege.   A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge--Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.
                                                                   Contingent
                                                                   Deferred
                    Year of Redemption After Purchase              Sales Charge
                   First.............................                  4%
                   Second............................                  3%
                   Third.............................                  3%
                   Fourth............................                  2%
                   Fifth.............................                  2%
                   Sixth.............................                  1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge--Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features--Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper Fund IRA accounts); (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent; and (g) for redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Kemper Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

Contingent Deferred Sales Charge--General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 in appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge.

The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in January, 1998 will be eligible for the second year's charge if redeemed on or after January 1, 1999. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Funds. A shareholder of the Fund or any other Kemper Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in the same class of shares of the Fund or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Kemper Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of Fund shares, the reinvestment in shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

Redemption In Kind. Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

SPECIAL FEATURES

Class A Shares--Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper U.S. Growth and Income Fund, Kemper Global Blue Chip Fund, Kemper International Growth and Income Fund, Kemper Emerging Markets Income Fund, Kemper Emerging Markets Growth Fund, Kemper Latin America Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Fund, Inc., Kemper Value+Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund and Kemper Aggressive Growth Fund ("Kemper Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Kemper Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a)


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

Money Market Funds as "Kemper Funds," (b) all classes of shares of any Kemper Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares--Letter Of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus or statement of additional information, also apply to the aggregate amount of purchases of such Kemper Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of the Fund are included for this privilege.

Class A Shares--Cumulative Discount. The Fund's Class A shares also may be purchased at the rate applicable to the discount bracket attained by adding to the cost of Fund shares being purchased the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares--Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the offering period for such series as described in the applicable prospectus or statement of additional information. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, retain the cost and purchase date of the shares that were originally purchased and exchanged.

Class C Shares. Class C shares of the Fund and Class C shares of any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired through exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company,
Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

Express-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional Fund shares through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50, maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit And Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in their Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in the first year following the purchase) may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan ordinarily will be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may already have been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemption of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan For Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be so liquid as a redemption entirely in cash.


NET ASSET VALUE


The net asset value per share of the Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.


Debt securities are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Advisor may calculate the price of that debt security, subject to limitations established by the Board.


An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Trust's Valuation Committee of the Trust's Board of Trustee's, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects the fair market value of the property on the valuation date.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")


The Fund intends to distribute investment company taxable income, exclusive of net short-term capital gains in excess of net long-term capital losses, in March, June, September and December each year. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made at a later date, if necessary. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

Income and capital gains dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional Fund shares of the same class at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

(1) To receive income and short-term capital gains dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or
(2) To receive income and capital gain dividends in cash.

Any dividends of the Fund that are reinvested normally will be reinvested in Fund shares of the same class. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have dividends of the Fund invested without sales charge in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Special Features--Class A Shares--Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing dividends of the Fund in shares of another Kemper Fund, shareholders must maintain a minimum account balance of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same class of the Fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


TAXES. The Fund intends to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, the Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain). Distributions of investment company taxable income are taxable to shareholders as ordinary income.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment  company  taxable  income  includes   dividends,   interest  and  net
short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.


Distributions of investment company taxable income are taxable to shareholders as ordinary income. If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such gains reported and the individual tax credit.


Dividends from domestic corporations are expected to comprise a substantial part of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.


Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Equity options (including covered call options on portfolio stock) written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in the Fund's portfolio. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

Many futures and forward contracts entered into by the Fund and all listed nonequity options written or purchased by the Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of the Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

Positions of the Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

Positions  of the Fund  consisting  of at least one  position  not  governed  by
Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.


Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments.. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.


Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

If the Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. If the Fund acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

The Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


A sale or exchange of shares is a taxable event that may result in gain or loss that will be a capital gain or loss held by the shareholder as a capital asset, and may be long-term or short-term depending upon the shareholder's holding period for the shares. A shareholder who has redeemed shares of the Fund or any other Kemper Mutual Fund listed herein under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption as described herein under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of the Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of the Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.


After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.


The Fund is organized as a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to be treated as a regulated investment company under Subchapter M of the Code.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


Shareholders of the Fund may be subject to state, local and foreign taxes on Fund distributions and dispositions of Fund shares.

Retirement Plans

Shares of the Fund may be purchased as an investment in a number of kinds of retirement plans, including qualified pension, profit sharing, money purchase pension, and 401(k) plans, Code Section 403(b) custodial accounts, and individual retirement accounts.

One of the tax-deferred retirement plan accounts that may hold Fund shares is an individual retirement account ("IRA"). There are three kinds of IRAs that an individual may establish: traditional IRAs, Roth IRAs and education IRAs. With a traditional IRA, an individual may be able to make a deductible contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year prior to the year the individual reaches 70 1/2 if neither the individual nor his or her spouse is an active participant in an employer's retirement plan. An individual who is (or who has a spouse who is) an active participant in an employer retirement plan also may be eligible to make deductible IRA contributions; the amount, if any, of IRA contributions that are deductible by such an individual is determined by the individual's (and spouse's, if applicable) adjusted gross income for the year. Even if an individual is not permitted to make a deductible contribution to an IRA for a taxable year, however, the individual nonetheless may make nondeductible contributions up to $2,000, or 100% of earned income if less, for that year. One spouse also may contribute up to $2,000 per year to the other spouse's own IRA, even if the other spouse has earned income of less than $2,000, as long as the spouses' joint earned income is at least $4,000. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Lump sum distributions from another qualified retirement plan, may be rolled over into a traditional IRA also.

With a Roth  IRA,  an  individual  may make only  non-deductible  contributions;
contributions can be made of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year, but only if the individual's (and spouse's, if applicable) adjusted gross income for the year is less than $95,000 for single individuals or $150,000 for married individuals. The maximum contribution amount phases out and falls to zero between $95,000 and $110,000 for single persons and between $150,000 and $160,000 for married persons. Contributions to a Roth IRA may be made even after the individual attains age 70 1/2. Distributions from a Roth IRA that satisfy certain requirements will not be taxable when taken; other distributions of earnings will be taxable. An individual with adjusted gross income of $100,000 or less generally may elect to roll over amounts from a traditional IRA to a Roth IRA. The full taxable amount held in the traditional IRA that is rolled over to a Roth IRA will be taxable in the year of the rollover, except rollovers made for 1998, which may be included in taxable income over a four year period.

An education IRA provides a method for saving for the higher education expenses of a child; it is not designed for retirement savings. Generally, amounts held in an education IRA may be used to pay for qualified higher education expenses at an eligible (postsecondary) educational institution. An individual may contribute to an educational IRA for the benefit of a child under 18 years old if the individual's income does not exceed certain limits. The maximum contribution for the benefit of any one child is $500 per year. Contributions are not deductible, but earnings accumulate tax-free until withdrawal, and withdrawals used to pay qualified higher education expenses of the beneficiary (or transferred to an education IRA of a qualified family member) will not be taxable. Other withdrawals will be subject to tax.

In addition, there are special IRA programs available for employers under which an employer may establish IRA accounts for its employees in lieu of establishing more complicated retirement plans, such as qualified profit sharing or 401(k) plans. Known as SEP-IRAs (Simplified Employee Pension-IRA) and SIMPLE IRAs, they permit employers to maintain a retirement program for their employees without being subject to a number of the recordkeeping and testing requirements applicable to qualified plans.

Please call the Fund to obtain information regarding the establishment of IRAs or other retirement plans. A retirement plan custodian may charge fees in connection with establishing and maintaining the plan. An investor should consult with a competent adviser for specific advice concerning his or her tax status and the possible benefits of establishing one or more retirement plan accounts. The description above is only very general; there are numerous other rules applicable to these plans to be considered before establishing one.

Shareholders should consult their tax advisors about the application of the provisions of tax law in light of their particular tax situations.

PERFORMANCE

A Fund may advertise several types of performance information for a class of shares, including "yield" and "average annual total return" and "total return." Performance information will be computed separately for each class. Each of these figures is based upon historical results and is not representative of the future performance of any class of a Fund. A Fund with fees or expenses being waived or absorbed by Scudder Kemper may also advertise performance information before and after the effect of the fee waiver or expense absorption.

The Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These measures of performance are described below. Performance information will be computed separately for each class. The Advisor has agreed to a reduction of its management fee for the Fund to the extent specified herein. See "Investment
Manager and Underwriter." This fee reduction will improve the performance results of the Fund.


Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the class' shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. Average annual return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B shares or Class C shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual return calculated in accordance with this formula does not take into account any required payments for federal of state income taxes. Such quotations for Class B shares for periods over six years will reflect conversion of such shares to Class A shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.

Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares or Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B and Class C shares would be reduced if such charges were included.


The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. The Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C shares are sold at net asset value. Redemption of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.


Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indices which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index are indices of common stocks which are considered to be generally representative of the U.S. stock market. The Financial Times/Standard & Poor's Actuaries World Index-Europe(TM) is a managed index that is generally representative of the equity securities of European markets. The foregoing indices are unmanaged. The net asset value and returns of the Fund will fluctuate.

Investors may want to compare the performance of the Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.



The Fund's performance may be compared to that of the Consumer Price Index and may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(R) or various certificate of deposit indexes. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

Investors also may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes such as the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index ("COFI"). Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of the Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, Financial Data Inc.'s Money Fund Averages(R) (All Taxable), the IBC/Donoghue's Money Fund Report@ or Money Market Insight@, reporting services on money market funds.. As reported by Financial Data Inc., all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.


OFFICERS AND TRUSTEES


The officers and trustees of the Trust, their birth dates, their principal occupations and their affiliations, if any, with the Advisor, and KDI, the principal underwriter, are as follows (the number following each person's title is the number of investment companies managed by the Advisor for which he or she holds similar positions and the date following each person's name is his or her date of birth):
TO BE UPDATED
*DANIEL PIERCE, (3/18/34) Chairman of the Board (35), Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper Investments, Inc.


*MARK S. CASADY (9/21/60) President (14), Two International Place, Boston, Massachusetts, Managing Director, Scudder Kemper Investments, Inc.


JAMES E. AKINS (10/15/26) Trustee (14), 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Advisor for the White House and United States Ambassador to Saudi Arabia, 1973-76.


ARTHUR R. GOTTSCHALK (2/13/25) Trustee (14), 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; Member, Illinois state Senator; Vice President, The Reuben H. Donnelly Corp.

FREDERICK T. KELSEY (4/25/27) Trustee (14), 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Funds, formerly, Trustee of the Pilot Fund.

FRED B. RENWICK (2/1/30) Trustee (14), 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, the Wartburg Home Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions, Evangelical Lutheran Church of America.

JOHN B. TINGLEFF (5/4/35) Trustee (14), 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates
(management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

JOHN G. WEITHERS (8/8/33) Trustee (14), 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company, President of the Members of the Corporation and Trustee, DePaul University.

*PHILIP J. COLLORA (11/15/45) Vice President, Treasurer and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Scudder Kemper Investments, Inc.

*LORI J. ENSINGER (12/12/61) Vice President, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper Investments, Inc.

*JERALD K. HARTMAN (3/1/33) Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

*ROBERT T. HOFFMAN (12/7/58) Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

*ANN M. McCREARY (11/6/56) Vice President, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper Investments, Inc.

*KATHRYN L. QUIRK (12/3/52) Vice President (34), 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper Investments, Inc.

*BENJAMIN W. THORNDIKE (3/16/56) Vice President, 345 Park Avenue, New York, New York; Managing Director; Scudder Kemper Investments, Inc.

*LINDA J. WONDRACK (9/12/64) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

*CAROLINE PEARSON (4/1/62) Assistant Secretary, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper Investments, Inc.

*MAUREEN E. KANE (2/14/62) Assistant Secretary, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper Investments, Inc.

*ELIZABETH C. WERTH (10/1/47) Assistant Secretary, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper Investments, Inc., Vice President, Kemper Distributors, Inc.

* Interested persons of the Trust as defined in the Investment Company Act of 1940.

Compensation of Officers and Trustees


The Trustees and Officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid or accrued to those Trustees who are not designated "interested persons". The information in the last column is for calendar year 1998.


                                                                                                Total
                                                              Aggregate                      Compensation
                                                            Compensation                   From Kemper Fund
                                                             From Kemper                   Complex Paid to
                                                          Securities Trust                Board Members (2)
                                                          ----------------                -----------------
Name of Board Members
---------------------


James E. Akins........................                      TO BE UPDATED
Arthur R. Gottschalk (1)..............
Frederick T. Kelsey (1)...............
Fred B. Renwick.......................
John B. Tingleff......................
John G. Weithers......................


(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds - Zurich Money Market Fund.

(2) Includes compensation for service on the boards of 13 Kemper fund with 39 funds portfolios. Each board member currently serves as a board member of 14 Kemper Funds with 44 fund portfolios.


The Independent Trustees also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules.


The Trustees and Officers as a group owned less than 1% of the Fund's shares as of the commencement of operations.



Principal Holders of Securities

As of January __, 1999 the following owned of record more than 5% of the outstanding stock of the Fund as set forth below.

Name and Address                      Class                          Percentage
----------------                      -----                          ----------

To be updated


SHAREHOLDER RIGHTS

The Fund is a series of Kemper Securities Trust (formerly Kemper Growth and Income Fund), a Massachusetts business trust established under an Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), dated October 1, 1997.


The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Funds," all having a par value of $0.01, which may be divided by the Board of Trustees into classes of shares. While only shares of a single Fund with three classes are presently being offered by the Trust, the Board of Trustees of the Fund may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust may offer multiple Funds, it is known as a "series company." Currently, the Trust offers three classes of shares of a single Portfolio. These are Class A, Class B and Class C shares. Shares of a Portfolio have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of the Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. If shares of more than one Portfolio are outstanding, shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

The Fund's activities are supervised by the Trust's Board of Trustees.


The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Trust's Declaration of Trust. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. A majority of the Trustees shall be present in person at any regular or special meeting of the Trustees in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Trustees present at any such meetings, at which a quorum is present, shall be the act of the Trustees.

The Trust's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any class by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.


The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

MASTER/FEEDER STRUCTURE. The Board of Trustees may determine, without further shareholder approval, in the future that the objectives of the Fund would be achieved more effectively by investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and the realization of taxable gain or loss.


ADDITIONAL INFORMATION

Other Information

The  CUSIP  number  of the  Class A shares of the Fund is 487915 10 0.

The  CUSIP  number  of the  Class B shares of the Fund is 487915 20 9.

The CUSIP number of the Class C shares of the Fund is 487915 30 8.

The Fund has a fiscal year ending September 30.


Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Costs of $11,000 incurred by the Fund, in conjunction with its organization, are amortized over the five-year period beginning February 1, 1998.


Portfolio securities of the Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, State Street Bank and Trust Company.

The law firm of Dechert Price & Rhoads is counsel to the Fund.

The name "Kemper Securities Trust" is the designation of the Trust for the time being under a Declaration of Trust dated October 1, 1997, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents, shareholders nor other series of the Trust assume any personal liability for obligations entered into on behalf of the Fund. No other series of the Trust assumes any liabilities for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS


[TO BE UPDATEED]

The Statement of Assets and Liabilities as of Septemer 30, 1998 and the Report of Independent Auditors is filed herein.

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1999


                   Kemper Contrarian Fund ("Contrarian Fund")
        Kemper-Dreman High Return Equity Fund ("High Return Equity Fund")
              Kemper Small Cap Value Fund ("Small Cap Value Fund")
     Kemper Small Cap Relative Value Fund ("Small Cap Relative Value Fund")

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


     This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the prospectus of the Funds dated February 1, 1999. The prospectus may be obtained without charge from the Funds by calling the number listed above or the firm from which the prospectus was obtained.


                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS                                                       2
INVESTMENT POLICIES AND TECHNIQUES                                            3
PORTFOLIO TRANSACTIONS                                                        8
INVESTMENT MANAGER AND UNDERWRITER                                           10
PURCHASE AND REDEMPTION OF SHARES                                            19
NET ASSET VALUE                                                              31
DIVIDENDS AND TAXES                                                          33
PERFORMANCE                                                                  34
OFFICERS AND BOARD MEMBERS                                                   43
SHAREHOLDER RIGHTS                                                           47

The financial statements appearing in the Funds' 1998 Annual Reports to Shareholders are incorporated herein by reference. The Annual Reports for each of those Funds accompanies this document.


DRE-13 (5/98)     printed on recycled paper

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.


Each Fund has elected to be classified as a diversified series of an open-end investment company.


A Fund may not, as a fundamental policy:


1. Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.   Issue senior  securities,  except as permitted under the Investment Company
     Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate as acquired as a result of the Fund's ownership of securities.

6.   Purchase   physical   commodities   or   contracts   relating  to  physical
     commodities.

7. Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The  Funds  (other  than  Small  Cap   Relative   Value  Fund)  may  not,  as  a
non-fundamental policy:

1. Invest for the purpose of exercising control over management of any company.

2. Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.

3. Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

4. Mortgage, pledge, or hypothecate any assets except in connection with borrowings in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing; provided that the Funds may enter into futures contracts and related options. Optioned securities are not considered to be pledged for purposes of this limitation.

5. Invest more than 10% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.

6.   Invest in oil, gas or mineral exploration or development programs

The Small Cap Relative Value Fund may not, as a non-fundamental policy:

1. Invest for the purpose of exercising control over management of any company.

2. Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.

3.   Invest more than 15% of the value of its net assets in illiquid securities.

4. Mortgage, pledge or hypothecate any assets except in connection with borrowings or in connection with options and futures contracts.

5. Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

INVESTMENT POLICIES AND TECHNIQUES

General. Each Fund may engage in options and financial futures and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.


While it is anticipated that under normal circumstances all Funds will be fully invested, in order to conserve assets during temporary defensive periods when the investment manager deems it appropriate, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.

Common Stocks. Each Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. Each Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which a Fund may invest include bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.

Repurchase Agreements. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk. The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of each Fund's limitation on illiquid securities. The Contrarian, High Return Equity and Small Cap Value Funds will not invest more than 10%, and the Small Cap Relative Value Fund will not invest more than 15%, of the value of their net assets in illiquid securities.

Depository Receipts. Each Fund may invest up to 20% of its assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs") as well as through the purchase of securities of foreign companies that are publicly traded in the United States. ADRs are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.

Borrowing. Each Fund is authorized to borrow from banks in amounts not in excess of 10% of their respective total assets (the Small Cap Relative Value Fund is authorized to borrow from banks in amounts not in excess of one-third (1/3) of its total assets), although they do not presently intend to do so. If, in the future, they do borrow from banks, they would not purchase additional securities at any time when such borrowings exceed 5% of their respective net assets.

Small Cap Securities. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the share value of the Small Cap Value Fund and the Small Cap Relative Value Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.

Derivatives. In addition to options and financial futures transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index or an interest rate ("derivatives"). Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.


Options on Securities. A Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund (other than the Contrarian Fund) may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write, and the Small Cap Relative Value Fund may also purchase, spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Small Cap Relative Value Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times the Small Cap Relative Value Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, the Fund is able to fix the cost of acquiring the security, this being the cost of the downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.


Over-the-Counter Options. The Small Cap Relative Value Fund may deal in over-the-counter traded options ("OTC options"). OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO"). The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

Options on Securities Indices. Each Fund may write call options on securities indices, and each Fund other than the Contrarian Fund may write put options on securities indices, and the Small Cap Relative Value Fund may purchase call and put options on securities indices, in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also deal in options on other appropriate indices as available. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Small Cap Relative Value Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Financial Futures Contracts. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

Options on Financial Futures Contracts. Each Fund may write call options on financial futures contracts; each Fund other than the Contrarian Fund may write put options on financial futures contracts; and the Small Cap Relative Value Fund may purchase call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Small Cap Relative Value Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Lending Portfolio Securities. A Fund may lend its portfolio securities to brokers, dealers and institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a portfolio can increase its income by the receipt of interest on the loan. Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would accrue to the Fund. Securities' loans will be made on terms which require that (a) the borrower pledge and maintain (on a daily basis) with the Fund collateral consisting of cash, a letter of credit or United States Government securities having a value at all times not less than 100% of the value of the securities loaned, (b) the loan can be terminated by the Fund at any time, (c) the Fund receives reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments), and (d) any distributions on the loaned securities must be paid to the Fund. The Fund will not lend its securities if, as a result, the aggregate of such loans exceeds 33% of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors or Board of Trustees, as applicable. While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Each Fund does not intend to lend any of its securities if as a result more than 5% of the net assets of the Fund would be on loan.

Warrants. Each Fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option.
Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Regulatory Restrictions. To the extent required to comply with applicable regulation, when purchasing a futures contract or writing a put option, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

PORTFOLIO TRANSACTIONS

Scudder Kemper Investments, Inc.

Allocation of brokerage is supervised by Scudder Kemper Investments, Inc. ("Scudder Kemper").

The primary objective of Scudder Kemper in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. Scudder Kemper seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. Scudder Kemper reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

When it can be done consistently with the policy of obtaining the most favorable net results, it is Scudder Kemper's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder Kemper is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, Scudder Kemper may give consideration to those firms that have sold or are selling shares of a Fund managed by Scudder Kemper.

To the maximum extent feasible, it is expected that Scudder Kemper will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of Scudder Kemper. SIS will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to Scudder Kemper, it is the opinion of Scudder Kemper that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by Scudder Kemper's staff. Such information may be useful to Scudder Kemper in providing services to clients other than the Funds and not all such information is used by Scudder Kemper in connection with the Funds. Conversely, such information provided to Scudder Kemper by broker/dealers through whom other clients of Scudder Kemper effect securities transactions may be useful to Scudder Kemper in providing services to a Fund.

The Board members for a Fund review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

Dreman Value Management, L.L.C.

Under the sub-advisory agreement between Scudder Kemper and Dreman Value Management, L.L.C. ("DVM"), DVM places all orders for purchases and sales of the High Return Equity Fund's securities. At times investment decisions may be made to purchase or sell the same investment securities of the Fund and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Fund. On the other hand, the ability of the Fund to participate in volume transactions may produce better executions for the Fund in some cases. The Board of Directors believes that the benefits of DVM's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.

DVM, in effecting purchases and sale of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that have sold or are selling shares of the Fund and of other funds managed by Scudder Kemper and its affiliates, as well as to those firms that provide market, statistical and other research information to the Fund and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) and procedures adopted by the Board of Directors, the Fund could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Research benefits will be available for all clients of DVM. The sub-advisory fee paid by Scudder Kemper to DVM is not reduced because these research services are received.

Brokerage Commissions


The table below shows total brokerage commissions paid by the Contrarian, High Return Equity and Small Cap Value Funds for the last three fiscal periods and for the most recent fiscal period, the percentage thereof that was allocated to firms based upon research information provided. The table below shows total brokerage commission paid by Small Cap Relative Value Fund from [May 6, 1998 (commencement of operations)] to September 30, 1998.

[TO BE UPDATED]                                    Allocated to firms Based on
Fund                             Fiscal 1998         Research in Fiscal 1998         Fiscal 1997*6           Fiscal 1996
----                             -----------         -----------------------         -------------           -----------
Contrarian Fund                         $                      %                      $243,000               $157,000
High Return Equity Fund                 $                      %                    $1,432,000               $489,000
Small Cap Value Fund                    $                      %                    $1,339,000               $365,000
Small Cap Relative Value                $                      %
Fund


*    January 1, 1997 - November 30, 1997.



INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Scudder Kemper, 345 Park Avenue, New York, New York, is the investment manager of each Fund. Scudder Kemper is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Pursuant to an investment management agreement, Scudder Kemper acts as the investment adviser of each Fund, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as Board members or officers of the Funds if elected to such positions. The investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliates of Scudder Kemper or its affiliates), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the SEC, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states.


The investment management agreement provides that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority of the Board members who are not parties to such agreement or interested persons of any such party except in their capacity as Board members of the Fund, and (b) by the shareholders or the Board of the Fund. The investment management agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of each Fund for that Fund, and will terminate automatically upon assignment.

Responsibility for overall management of each Fund rests with its Board members and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreements provide that Scudder Kemper shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities.

At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and former investment manager of the Funds, and Scudder changed it name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholder initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, the Funds' existing investment management agreements with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board has approved new investment management agreements with Scudder Kemper, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. This agreements became effective upon the termination of the then current investment management agreements and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.

The current investment management fee rates are payable monthly at the annual rates shown below:

                                                                                               Small Cap
                                                       High Return Equity     Small Cap      Relative Value
   Average Daily Net Assets        Contrarian Fund            Fund            Value Fund          Fund
   ------------------------        ---------------            ----            ----------          ----
$0 - $250 million                       0.75%                 0.75%              0.75%            0.75%
$250 million - $1 billion                0.72                 0.72               0.72             0.72
$1 billion - $2.5 billion                0.70                 0.70               0.70             0.70
$2.5 billion - $5 billion                0.68                 0.68               0.68             0.68
$5 billion - $7.5 billion                0.65                 0.65               0.65             0.65
$7.5 billion - $10 billion               0.64                 0.64               0.64             0.64
$10 billion - $12.5 billion              0.63                 0.63               0.63             0.63
Over $12.5 billion                       0.62                 0.62               0.62             0.62

From August 24, 1995 through November 30, 1997, the Contrarian, High Return Equity and Small Cap Value Funds paid the former adviser an investment management fee calculated at the same annual rate as that currently paid by the Funds. Prior to August 24, 1995, the Contrarian, High Return Equity and Small Cap Value Funds paid a second former adviser an investment management fee calculated at the annual rate of 1.00% of average daily net assets of the Fund up to $1 billion in net assets and 0.75% thereafter.

The table below shows the total investment management fees paid by the Contrarian, High Return Equity and Small Cap Value Funds for the last three fiscal periods; and by Small Cap Relative Value Fund for the period of May 6, 1998 to September 30, 1998.

Fund                                       Fiscal 1998*                  Fiscal 1997*                    Fiscal 1996
----                                       ------------                  ------------                    -----------

Contrarian Fund                                      $                     $903,000                       $400,000
High Return Equity Fund                              $                  $12,084,000                     $2,430,000
Small Cap Value Fund                                 $                   $5,160,000                      $ 943,000
Small Cap Relative Value Fund                        $


*    January 1, 1997 - November 30, 1997.


[Scudder Kemper has agreed to waive temporarily a portion of its management fee for the Small Cap Relative Value Fund to the extent described in the prospectus.]

HIGH RETURN EQUITY FUND SUB-ADVISER. Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, is the sub-adviser for the High Return Equity Fund. DVM is controlled by David N. Dreman. DVM serves as sub-adviser pursuant to the terms of a Sub-Advisory Agreement between it and Scudder Kemper. DVM was formed in April 1997 and has served as sub-adviser for the Fund since August 1997.


Under the terms of the Sub-Advisory Agreement, DVM manages the investment and reinvestment of the High Return Equity Fund's portfolio and will provide such investment advice, research and assistance as Scudder Kemper may, from time to time, reasonably request.


Scudder Kemper pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.24% of the first $250 million of the Fund's average daily net assets, 0.23% of the average daily net assets between $250 million and $1 billion, 0.224% of average daily net assets between $1 billion and $2.5 billion, 0.218% of average daily net assets between $2.5 billion and $5 billion, 0.208% of average daily net assets between $5 billion and $7.5 billion, 0.205% of average daily net assets between $7.5 billion and $10 billion, 0.202% of average daily net assets between $10 billion and $12.5 billion and 0.198% of the Fund's average daily net assets over $12 billion. In addition, Scudder Kemper has guaranteed to pay a minimum of $8 million to DVM during each of the calendar years 2000, 2001 and 2002 that DVM serves as sub-adviser.

The table below shows the total sub-advisory fees paid by the High Return Equity Fund for the last three fiscal periods.

Fund                                       Fiscal 1998*                  Fiscal 1997*                    Fiscal 1996
----                                       ------------                  ------------                    -----------

High Return Equity                            $                              $                              $


The Sub-Advisory Agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement remains in effect until December 31, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through December 31, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, and (b) by the shareholders or the Board of Directors of the Fund. The Sub- Advisory Agreement may be terminated at any time upon 60 days' notice by Scudder Kemper or by the Board of Directors of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. DVM may not terminate the Sub-Advisory Agreement prior to July 30, 2000. Thereafter, DVM may terminate the Sub-Advisory Agreement upon 90 days' notice to Scudder Kemper.


FUND ACCOUNTING AGENT. Scudder Fund Accounting Corp. ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Contrarian, High Return Equity and Small Cap Value Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services to those Funds under its agreement with such Funds. The Small Cap Relative Value Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of the next $850 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal year ended 1998, Small Cap Relative Value Fund paid $___ in fees to SFAC.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with each Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of Scudder Kemper, and a wholly-owned subsidiary of Scudder Kemper, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.


Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of the Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund for that Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board or a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of a Fund and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the agreement.

Prior to September 11, 1995, Fund/Plan Broker Services, Inc. ("FBS"), served as the underwriter of Contrarian, High Return Equity and Small Cap Value Funds' shares, pursuant to an underwriting agreement which became effective January 4, 1993. Under the agreement, FBS was the exclusive agent for the Funds' continuous offer of shares. Prior to September 11, 1995, shares of Contrarian, High Return Equity and Small Cap Value Funds were offered to the public at net asset value, without a sales load. No underwriting commissions were associated with sales of Fund shares for the period January 1, 1995 to September 10, 1995.


Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the periods noted.


[TO BE UPDATED]                                 Commissions Retained by     Commissions Underwriter      Commissions Paid to
Fund                           Fiscal Year            Underwriter              Paid to All Firms           Affiliated Firms
----                           -----------            -----------              -----------------           ----------------

Contrarian Fund                    1998                      $                             $                         $
                                   1997*              $ 90,000                      $ 576,000                       $--
                                   1996               $ 65,000                      $ 462,000                  $ 41,000

High Return Equity Fund            1997*             $3,113,000                   $13,161,000                  $221,000
                                   1996               $ 601,000                   $ 4,531,000                  $356,000

Small Cap Value Fund               1998                      $                             $                         $
                                   1997*              $ 584,000                   $ 4,828,000                  $ 68,000
                                   1996               $ 231,000                   $ 1,734,000                  $114,000

Small Cap Relative Value           1998                      $                             $                         $
Fund**


*    Amounts paid from January 1, 1997 through November 30, 1997.

** For the period of [May 6, 1998  (commencement of operations) to September 30,
1998.


Class B Shares. For its services under the distribution agreement, KDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of such Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges received on redemptions of Class B shares. See "Redemption or Repurchase of Shares-Contingent Deferred Sales Charge-Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under the distribution agreement, KDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of such Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges received on redemptions of Class C shares. See "Redemption or Repurchase of Shares--Contingent Deferred Charge--Class C Shares."

Rule 12b-1 Plan. Each fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will over time, increase the cost of investment and may cost more than other types of sales charges. The table below shows amounts paid in connection with the Contrarian, High Return Equity and Small Cap Value Funds' Rule 12b-1 Plan during the period January 1, 1997 through November 30, 1997.



[TO BE UPDATED]

                                                                                                      Contingent
                                                                    Distribution Fees               Deferred Sales
                                   Distribution Expenses               Paid by Fund                    Charge Paid
                                  Incurred By Underwriter             to Underwriter                 to Underwriter
                                  -----------------------             --------------                 --------------

Fund                           Class B            Class C       Class B           Class C        Class B        Class C
----                           -------            -------       -------           -------        -------        -------





                                       14

Contrarian Fund                 $
High Return

  Equity Fund                   $
Small Cap Value Fund            $
Small Cap Relative Value Fund   $

If the Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred. (See "Principal Underwriter" for more information.)

Expenses of the Funds and of KDI in connection with the Rule 12b-1 Plans for the Class B and Class C shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

[TO BE UPDATED]



                                                  Contingent            Total        Distribution
                                Distribution       Deferred       Distribution Fees   Fees Paid by
                                Fees Paid by     Sales Charge           Paid by       Underwriter
Fund Class        Fiscal           Fund to            to            Underwriter to   to Affiliated
B Shares           Year          Underwriter      Underwriter           Firms            Firms
--------           ----          -----------      -----------           -----            -----
Contrarian Fund    1998                     $
                   1997*          $353,000          62,000             989,000              --
                   1996            $95,000***       15,000             584,000          15,000



High Return        1998                     $
Equity Fund
                   1997*        $5,477,000          817,000          29,872,000              --
                   1996           $750,000***       127,000           7,215,000         126,000

Small Cap          1998                     $
Value Fund
                   1997*        $1,716,000          221,000           9,907,000              --
                   1996           $191,000***        52,000           2,299,000          47,000

Small Cap**        1998                     $
Relative Value
Fund


                Other Distribution Expenses Paid by Underwriter
                ------------------------------------------------

                                                  Marketing      Misc.
Fund Class         Advertising     Prospectus     and Sales    Operating       Interest
B Shares          and Literature    Printing       Expenses     Expenses        Expense
--------          --------------    --------       --------     --------        -------
Contrarian Fund
                     96,000           7,000        287,000         7,000        166,000
                    148,000           9,000        293,000        57,000         74,000



High Return
Equity Fund
                   2,812,000         210,000       7,887,000      330,000      2,538,000
                   1,186,000          75,000       2,455,000      468,000        422,000

Small Cap
Value Fund
                     867,000          65,000       2,409,000       78,000        810,000
                     391,000          25,000        813,000       134,000        156,000

Small Cap**
Relative Value
Fund



                                                  Contingent          Total          Distribution
                                Distribution       Deferred     Distribution Fees    Fees Paid by
                                Fees Paid by     Sales Charge        Paid by         Underwriter
Fund Class          Fiscal         Fund to            to          Underwriter to    to Affiliated
C Shares             Year        Underwriter      Underwriter         Firms             Firms
--------             ----        -----------      -----------         -----             -----

Contrarian Fund    1998                $
                   1997*        $ 29,000             2,000           38,000                --
                   1996           $2,000***          2,000           15,000                --


                Other Distribution Expenses Paid by Underwriter
                ------------------------------------------------

                                  Marketing          Misc.
Fund Class        Advertising     Prospectus     and Sales        Operating      Interest
C Shares         and Literature    Printing       Expenses        Expenses       Expense
--------         --------------    --------       --------        --------       -------

Contrarian Fund
                    12,000          1,000          35,000          9,000         9,000
                    20,000          1,000          41,000          6,000         3,000




                                       16


High Return        1998         $
 Equity Fund
                   1997         $901,000            31,000          1,417,000                --
                   1996         $ 96,000***          3,000            281,000                --

Small Cap          1998         $
Value Fund
                   1997*        $392,000            22,000            677,000                --
                   1996         $ 48,000             1,000            130,000                --

Small Cap          1998         $
Relative Value
Fund**




High Return        565,000         42,000        1,309,000             32,000            150,000
 Equity Fund       202,000         13,000          237,000             55,000             22,000

Small Cap          248,000         19,000          537,000             10,000             69,000
Value Fund         103,000          7,000          136,000             35,000             12,000

Small Cap
Relative Value
Fund**


(1) No contingent deferred sales charges have been imposed on Class C shares purchased prior to April 1, 1996.

*    Amounts paid from January 1, 1997 through November 30, 1997.

** Amounts paid from [May 6, 1998 (commencement of operations)] to September 30, 1998.


***  Amounts shown are after expense waiver.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. Each Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of the Class A, B and C shares of the Fund.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors in the Funds. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in the Funds' accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI.

The following information concerns the administrative services fee paid by each Fund for the fiscal years ended 1998, 1997, and 1996 (except the Small Cap Relative Value Fund which commenced operations on May 6, 1998).




                                    Administrative Service Fees Paid by Fund
                                    ----------------------------------------
                          Fiscal                                            Service Fees Paid by       Service Fees Paid by
Fund                       Year      Class A       Class B      Class C    Administrator to Firms   Administrator to Affiliated
----                       ----      -------       -------      -------    ----------------------   ---------------------------
                                                                                                               Firms
                                                                                                               -----
Contrarian Fund            1998             $
                           1997*     $146,000      111,000       10,000           284,000                        --
                           1996       $32,000***    42,000        3,000           114,000                     2,000


High Return Equity Fund    1998             $
                           1997*   $1,732,000    1,818,000      299,000         4,879,000                    15,000
                           1996      $304,000      293,000       38,000           941,000                    19,000


Small Cap Value Fund       1998             $
                           1997*     $936,000      577,000      130,000         2,042,000                     5,000
                           1996       $42,000***   109,000       19,000           351,000                     6,000

Small   Cap    Relative    1998             $
Value Fund**

*    Amounts paid from January 1, 1997 through November 30, 1997.

**   Amounts paid from [May 6, 1998  (commencement  of operations)] to September
     30, 1998.


***  Amounts shown are after expense waiver.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Funds. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from a Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of a Fund's assets that is in accounts for which a firm of record provides administrative services.

Certain Board members or officers of the Funds are also directors or officers of Scudder Kemper or KDI as indicated under "Officers and Board Members."


CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 as sub-custodian, have custody of all securities and cash of the Contrarian, High Return Equity and Small Cap Value Funds maintained in the United States. State Street, as custodian, has custody of all securities and cash of the Small Cap Relative Value Fund maintained in the United States. IFTC and State Street attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. IFTC is also the transfer agent and dividend-paying agent for the Contrarian, High Return Equity and Small Cap Value Funds. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSVC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of the Contrarian, High Return Equity and Small Cap Value Funds, and as such, performs all of IFTC's duties as transfer agent and dividend paying agent. KSVC also serves as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent, of the Small Cap Relative Value Fund. IFTC receives as transfer agent for the Contrarian, High Return Equity and Small Cap Value Funds, and pays to KSVC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Contrarian, High Return Equity and Small Cap Value Funds and State Street's custodial fee is reduced by certain earnings credits in favor of the Small Cap Relative Value Fund. KSVC receives as transfer agent for the Small Cap Relative Value Fund, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. The following shows for each Fund, the shareholder service fees IFTC remitted to KSVC for fiscal year 1998 (except for the Small Cap Relative Value Fund which commenced operations on or about May 6, 1998).

Fund                                                 Fees IFTC Paid to KSvC
----                                                 ----------------------
[TO BE UPDATED]
Contrarian Fund                                                   $
High Return Equity Fund                                           $
Small Cap Value Fund                                              $
Small Cap Relative Value Fund                                     $


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Contrarian, High Return Equity and Small Cap Value Funds. Dechert Price & Rhoads, Ten Post Office Square South, Boston, Massachusetts serves as counsel to the Small Cap Relative Value Fund.


PURCHASE, Repurchase AND REDEMPTION OF SHARES

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than

Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                                  Annual
                                                                12b-1 Fees
                                                                (as a % of
                                                               average daily
                        Sales Charge                            net assets)          Other Information
                        ------------                            -----------          -----------------

Class A           Maximum initial sales                            None         Initial sales charge waived
                  charge of 5.75% of the                                        or reduced for certain
                  public offering price                                         purchases

Class B           Maximum contingent deferred                     0.75%         Shares convert to Class A
                  sales charge of 4% of                                         shares six years after
                  redemption proceeds;                                          issuance
                  declines to zero after
                  six years

Class C           Contingent deferred sales                       0.75%         No conversion feature
                  charge of 1% of redemption
                  proceeds for redemptions
                  made during first year after
                  purchase

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative--Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                                        Sales Charge
                                                                                        ------------

                                                                                                                   Allowed
                                                                                                                 to Dealers
                                                                                                                    as a
                                                                                                                 Percentage
                                                                 As a                 As a Percentage                of
                                                              Percentage of                of Net                 Offering
               Amount of Purchase                            Offering Price             Asset Value*                Price
               ------------------                            --------------             ------------                -----

Less than $50,000                                                  5.75%                    6.10%                    5.20%
$50,000 but less than $100,000                                     4.50                     4.71                     4.00
$100,000 but less than $250,000                                    3.50                     3.63                     3.00
$250,000 but less than $500,000                                    2.60                     2.67                     2.25
$500,000 but less than $1 million                                  2.00                     2.04                     1.75
$1 million and over                                                 .00**                    .00**                  ***

                                       20

*        Rounded to the nearest one-hundredth percent.

**       Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedules, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI; (c) officers, directors, and employees of service agents of the Funds;
(d) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; and (e) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative--Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Funds for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter." Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class C shares within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund.


Each Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI, to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of a Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of a Fund at any time for any reason.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies in sales and sales related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of a its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel or ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that
(a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each Class does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.

REDEMPTION OR REPURCHASE OF SHARES

General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below) and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine.

The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the applicable Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if Scudder Kemper deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.

Contingent  Deferred  Sales  Charge--Large  Order  NAV  Purchase  Privilege.   A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge--Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                                      Contingent
                                                                       Deferred
                                                                         Sales
         Year of Redemption After Purchase                               Charge

         First                                                             4%
         Second                                                            3%
         Third                                                             3%
         Fourth                                                            2%
         Fifth                                                             2%
         Sixth                                                             1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund, (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge--Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; (f) any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and
(h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge--General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in May, 1998 will be eligible for the 3% charge if redeemed on or after May 1, 1999. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or a Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A, Class B or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. Although it is each Fund's present policy to redeem in cash, if the Board of Directors or Trustees, as the case may be, (the "Board"), determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

SPECIAL FEATURES

Class A Shares--Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Kemper Mutual Fund), Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Securities Trust and Kemper Equity Trust ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares--Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

Class A Shares--Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares--Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSVC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Fund, a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSVC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (minimum $50 and maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSVC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in the first year following the purchase) may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

     Traditional, Roth and Education Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

     403(b)(7) Custodial Accounts with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

     Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

ADDITIONAL TRANSACTION INFORMATION

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSVC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Non-cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of shares of any Fund or class of a Fund to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such Fund or class and to have dividends reinvested.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.


NET ASSET VALUE

The net asset value per share of each Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects the fair market value of the property on the valuation date.

DIVIDENDS AND TAXES


[TO BE UPDATED]


DIVIDENDS. The Contrarian and High Return Equity Funds normally distribute quarterly dividends of net investment income and the Small Cap Value Fund and the Small Cap Relative Value Fund normally distribute annual dividends of net investment income. Each Fund distributes any net realized short-term and long-term capital gains at least annually.

Each Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors, or Board of Trustees, as applicable, of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of Kemper Funds.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

TAXES. The Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed.

A Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options, futures and forward contracts held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that such Fund had unrealized gains in offsetting positions at year end.

Certain foreign currency-related gains and losses earned by a Fund may be treated as ordinary income or loss.

The current position of the Internal Revenue Service is to treat a fund, such as the Small Cap Relative Value Fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the various regulated investment company qualification tests. These requirements may limit the extent to which the Small Cap Relative Value Fund may invest in partnerships, especially in the case of partnerships that do not invest primarily in a diversified portfolio of stocks and securities.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed in the prospectus under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of a Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares -- Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. If a shareholder of Class A shares redeems or otherwise disposes of such Class A shares less than ninety-one days after they are acquired and subsequently acquires shares of the Fund or of a Kemper Mutual Fund without payment of any sales charge (or for a reduced sales charge) pursuant to a reinvestment privilege acquired in connection with the Class A shares disposed of, then the sales charge on the Class A shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the Class A shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Investment income derived from certain American Depository Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE


Each Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class.


Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without adjusting to deduct the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. A Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.


A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Standard & Poor's/Barra Value Index, the Russell 1000 Value Index and the Russell 2000 Value Index. The performance of a Fund may also be compared to the combined performance of two indexes. The performance of a Fund may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(Infinity) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC Financial Data, Inc.'s Money Fund Report@ or Money Market Insight@, reporting services on money market funds. Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

A Fund may depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. A Fund may also discuss the relative performance of growth stocks versus value stocks.

Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of the Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

Each Fund's returns and net asset value will fluctuate. Shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Fund's performance appears in the Statement of Additional Information. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the applicable Fund.

The figures below show performance information for various periods for each Fund. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

[to be updated]


CONTRARIAN FUND -- NOVEMBER 30, 1997

                           Capital
               Initial      Gain         Income      Ending     Percentage    Ending
TOTAL          $10,000      Income      Dividends    Value      Increase       Value
RETURN        Investment   Dividends   Reinvested  (adjusted)   (adjusted)  (unadjusted)
TABLE           (1)       Reinvested     (2)          (1)          (1)          (1)
-----           ---       ----------     ---          ---          ---          ---

Class A Shares
Life of
  Fund (+)     $19,916      $10,861     $5,245     $36,022       260.2%       $38,220
Five Years      14,954        5,176      1,803      21,933        119.3        23,266
One Year        10,699          792        262      11,753         17.5        12,473

Class B Shares
Life of
  Fund (++)    $13,813       $1,817       $450     $15,780        57.8%       $16,080
One Year        11,340          840        173      12,053         20.5        12,353

Class C Shares
Life of
  Fund (++)    $13,800       $1,817       $429          $*           *%       $16,046
One Year        11,341          841        153          *             *        12,335



                                                                             Lipper
               Percentage    Dow Jones                                       Growth
TOTAL            Increase    Industrial   Standard    Consumer   Russell      and           U.S.
RETURN        (unadjusted)    Average     & Poor's    Price      1,000(R)    Income       Treasury
TABLE             (1)           (3)       500 ( 4)    Index(5)   Value (6)   Fund (7)     Bill (8)
-----             ---           ---       --------    --------   ---------   --------     --------


Class A Shares   282.2%       429.0%       389.5%     38.6%       379.63%     308.6%      67.3%
Life of          132.7        168.0        150.3      13.7        163.38      129.1       25.8
  Fund (+)        24.7         22.2         28.5       1.8         35.18       23.7        5.2
Five Years
One Year

Class B Shares    60.8%        78.0%        78.1%      5.6%        81.69%      62.3%      10.7%
Life of           23.5         22.2         28.5       1.8         35.18       23.7        5.2
  Fund (++)
One Year

Class C Shares    60.5%        78.0%        78.1%      5.6%        81.69%      62.3%      10.7%
Life of           23.4         22.2         28.5       1.8         35.18       23.7        5.2
  Fund (++)
One Year


AVERAGE                                                                    Dow Jones
ANNUAL TOTAL              Fund Class    Fund Class     Fund Class    Industrial Average
RETURN TABLE              A Shares      B Shares       C Shares              (3)
------------              --------      --------       --------              ---

Life of Fund (+)           14.1%             *             *                 18.7%
Life of Fund (++)              *          22.8          23.7                 29.7
Five Years                  17.0             *             *                 21.8
One Year                    17.5          20.5          23.4                 22.2



AVERAGE                                                           Lipper Growth
ANNUAL TOTAL         Standard &     Consumer     Russell 1000*     and Income     U.S. Treasury
RETURN TABLE      Poor's 500 (4)  Price Index(5)   Value (6)        Fund (7)          Bill (8)
------------      --------------  --------------   ---------        --------          --------
Life of Fund (+)       17.8%            3.4%         17.45%           15.5              5.4
Life of Fund (++)      29.7             2.5          29.16            24.4              4.7
Five Years             20.1             2.6          21.37            18.0              4.7
One Year               28.5             1.8          35.18            23.7              5.2

(+)  Since March 18, 1988,  except for the Russell 1,000(R) Value which is since
     March 31, 1988.

(++) Since  September  11,  1995 for Class B and Class C shares,  except for the
     Russell 1,000(R)Value which is since August 31, 1995.

N/A -Not Available.

HIGH RETURN EQUITY FUND -- NOVEMBER 30, 1997

                    Initial      Capital     Income                   Percentage    Ending
TOTAL               $10,000       Gain      Dividends  Ending Value    Increase      Value
RETURN             Investment   Dividends  Reinvested   (adjusted)    (adjusted)  (unadjusted)
TABLE                 (1)      Reinvested     (2)          (1)           (1)         (1)
-----                 ---      ----------     ---          ---           ---         ---
Class A Shares
Life of Fund (+)     31,593    11,193      10,649         53,435        434.4       56,694
Five Years           21,966     1,167       2,239         25,372        153.7       26,925
One Year             11,335       132         406         11,873        18.7        12,598

Class B Shares
Life of Fund (++)    17,157       537         617         18,011        80.1       18,311
One Year             12,016       140         324         12,180        21.8       12,480

Class C Shares
Life of Fund (++)    17,163       537         626              *           *       18,326
One Year             12,015       140         324              *           *       12,479



                   Percentage   Dow Jones                                           Lipper
 TOTAL             Increase    Industrial  Standard &   Consumer    S&P/          Equity
 RETURN           (unadjusted)  Average     Poor's 500   Price       Barra's    Income Fund
 TABLE                (1)          (3)         (4)       Index (5)   Value(9)       (12)
 -----                ---          ---         ---       ---------   --------       ----
Class A Shares
Life of Fund (+)      466.9       429.0        389.5        38.6       354.16       281.8
Five Years            169.3       168.0        150.3        13.7       156.03       121.2
One Year               26.0        22.2         28.5         1.8        29.99        23.8

Class B Shares
Life of Fund (++)      83.1        78.0         78.1         5.6        74.70        59.4
One Year               24.8        22.2         28.5         1.8        29.99        23.8

Class C Shares
Life of Fund (++)      83.3        78.0         78.1         5.6        74.70        59.4
One Year               24.8        22.2         28.5         1.8        29.99        23.8



AVERAGE ANNUAL           Fund Class       Fund Class       Fund Class       Dow Jones
TOTAL RETURN TABLE       A Shares         B Shares         C Shares   Industrial Average (3)
------------------       --------         --------         --------    -------------------
Life of Fund (+)          18.8                 *                 *           18.7
Life of Fund (++)            *              30.4              31.4           29.7
Five Years                20.5                 *                 *           21.8
One Year                  18.7              21.8              24.8           22.2



                     Standard&        Consumer Price    S&P/ Barra's      Lipper Equity
                    Poor's 500 (4)       Index(5)         Value (9       Income Fund (12)
                    --------------    --------------   --------------   -----------------
Life of Fund (+)          17.8            3.4              16.79              14.8
Life of Fund (++)         29.7            2.5              27.01              23.4
Five Years                20.1            2.6              20.69              17.2
One Year                  28.5            1.8              29.99              23.8

(+) Since March 18, 1988, except for the S&P/Barra's Value which is since March 31, 1988.

(++) Since  September  11,  1995 for Class B and Class C shares,  except for the
     S&P/Barra's  Value which is since August 31, 1995.

N/A - Not Available.

SMALL CAP VALUE FUND -- NOVEMBER 30, 1997

                     Initial       Capital       Income         Ending                        Ending
TOTAL                $10,000        Gain        Dividends       Value         Percentage       Value
RETURN              Investment     Dividends    Reinvested      (adjusted)      Increase     (unadjusted)
TABLE                  (1)        Reinvested       (2)          (1)          (adjusted)(1)       (1)
-----              -----------   -----------   -----------    -----------   --------------  ------------
Class A Shares
Life of
Fund (+)              20,574        3,295        1,859           25,728         157.3         27,298
Five Year             17,719        2,837        1,601           22,157                       23,512
One Year              11,053           25          245           11,323          13.2         12,017

Class B Shares
Life of
Fund (++)             13,625          250          951           14,526          45.3         14,826
One Year              11,638           26          237           11,601          16.0         11,901

Class C Shares
Life of
Fund (++)             13,657          251          953             *            *           14,861
One Year              11,640           26          237                                      11,903



                    Percentage
                     Increase      Dow Jones      Standard &     Consumer       Russell         Lipper
                   (unadjusted)   Industrial     Poor's 500      Price       2,000(R)Value    Small Cap
                      (1)         Average (3)       (4)         Index (5)        (10)          Fund (11)
                   ------------   -----------    -----------   -----------   --------------    ---------
Class A Shares
Life of
Fund (+)               173.0         165.5       164.6             15.6        178.97        127.6
Five Year              135.1         168.0       150.3             13.7        145.74        105.1
One Year                20.2          22.2        28.5              1.8         31.69         13.5

Class B Shares
Life of
Fund (++)               48.3          78.0        78.1              5.6         66.94        34.90
One Year                19.0          22.2        28.5              1.8         31.69         13.5

Class C Shares
Life of
Fund (++)               48.6          78.0        78.1              5.6         66.94        34.90
One Year                19.0          22.2        28.5              1.8         31.69         13.5


AVERAGE ANNUAL           Fund Class       Fund Class       Fund Class       Dow Jones
TOTAL RETURN TABLE       A Shares         B Shares         C Shares   Industrial Average (3)
------------------       --------         --------         --------    -------------------
Life of Fund (+)         18.6               *                  *             19.3
Life of Fund (++)           *             18.3              19.5             29.7
Five Years               17.3               *                  *             21.8
One Year                 13.2             16.0              19.0             22.2

                                                           Russell         Lipper
                    Standard&        Consumer Price     2,000(R)Value    Small Cap
                    Poor's 500 (4)       Index(5)           (10)          Fund (11)
                    --------------    --------------   --------------  --------------
Life of Fund (+)          19.2              2.7            20.17             16.0
Life of Fund (++)         29.7              2.5            24.56             14.4
Five Years                20.1              2.6            19.70             15.5
One Year                  28.5              1.8            31.69             13.5

(+) Since May 22, 1992, except for the Lipper Small Company Fund which is since May 31, 1992.

(++) Since September 11, 1995 for Class B and Class C shares, except for the Russell 2000 Value which is since August 31, 1995.

N/A - Not Available.

SMALL CAP RELATIVE VALUE FUND -- September 30, 1998

                     Initial       Capital       Income         Ending                        Ending
TOTAL                $10,000        Gain        Dividends       Value         Percentage       Value
RETURN              Investment     Dividends    Reinvested      (adjusted)      Increase     (unadjusted)
TABLE                  (1)        Reinvested       (2)          (1)          (adjusted)(1)       (1)
-----              -----------   -----------   -----------    -----------   --------------  ------------
Class A Shares
Life of
Fund
One Year

Class B Shares
Life of
Fund
One Year

Class C Shares
Life of
Fund
One Year



                    Percentage
                     Increase      Dow Jones      Standard &     Consumer       Russell         Lipper
                   (unadjusted)   Industrial     Poor's 500      Price       2,000(R)Value    Small Cap
                      (1)         Average (3)       (4)         Index (5)        (10)          Fund (11)
                   ------------   -----------    -----------   -----------   --------------    ---------
Class A Shares
Life of
Fund
One Year

Class B Shares
Life of
Fund
One Year

Class C Shares
Life of
Fund
One Year


AVERAGE ANNUAL           Fund Class       Fund Class       Fund Class       Dow Jones
TOTAL RETURN TABLE       A Shares         B Shares         C Shares   Industrial Average (3)
------------------       --------         --------         --------    -------------------
Life of Fund
Life of Fund
One Year


                                                          Russell         Lipper
                    Standard&        Consumer Price     2,000(R)Value    Small Cap
                    Poor's 500 (4)       Index(5)           (10)          Fund (11)
                    --------------    --------------   --------------  --------------
Life of Fund
Life of Fund
One Year

FOOTNOTES FOR ALL FUNDS

(1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B and Class C shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently; see "Redemption or Repurchase of Shares" in the prospectus.

(2)  Includes short-term capital gain dividends, if any.

(3) The Dow Jones Industrial Average is an unmanaged weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.

(4) The Standard & Poor's 500 Stock Index is an unmanaged unweighted average of 500 stocks, over 95% of which are listed on the New York Stock Exchange. Assumes reinvestment of dividends. Source is Towers Data Systems.

(5) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

(6) The Russell 1000(R) Value Index is an unmanaged index comprised of common stocks of larger U.S. companies with less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios, higher dividend yields and lower forecasted growth values. Assumes reinvestment of dividends. Source is Lipper Analytical Services, Inc.

(7) The Lipper Growth and Income Fund Index is a net asset value weighted index of the performance of the 30 largest growth and income mutual funds tracked by Lipper Analytical Services, Inc. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.

(8) The U.S. Treasury Bill Index is an unmanaged index based on the average monthly yield of Treasury Bills maturing in 6 months. Source is Towers Data Systems.

(9) The Standard & Poor's/Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to a single attribute: book-to-price ratio. The Value Index contains firms with higher book-to-price ratios and is capitalization weighted. Source is Lipper Analytical Services, Inc.

(10) The Russell 2000(R) Value Index is an unmanaged index comprised of securities in the Russell 2000 Index (small companies) with a less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios. Source is Lipper Analytical Services, Inc.

(11) The Lipper Small Cap Fund Index is a net asset value weighted index of the 30 largest small company growth funds. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.

(12) The Lipper Equity Income Fund Index is a net asset value weighted index of the 30 largest equity income funds. Performance is based on changes in net asset value with all dividends reinvested and with no adjustment for sales charges. Source is Towers Data Systems.


The following tables illustrate an assumed $10,000 investment in Class A shares of each Fund, which includes the current maximum sales charge of 5.75%, with income and capital gain dividends reinvested in additional shares. Each table covers the period from commencement of operations of the Fund to December 31, 1998.

[to be updated]


CONTRARIAN FUND (3/18/88)

                     Dividends                                          Cumulative Value of Shares Acquired
                   Annual Income        Annual Capital                                           Reinvested
Year Ended           Dividends          Gain Dividends       Initial      Reinvested Income     Capital Gain
12/31               Reinvested*           Reinvested       Investment         Dividends*          Dividends     Total Value
-----               ----------            ----------        ----------        ----------          ---------     -----------
1988                 $ 132                   $ 0            $ 9,925            $ 137                 $ 0          $10,062
1989                   285                   785             10,668              429                 806           11,903
1990                   277                   303              9,512              649               1,019           11,180
1991                   307                   126             11,645            1,119               1,381           14,145
1992                   303                     0             12,700            1,542               1,505           15,747
1993                   267                 1,001             12,812            1,827               2,537           17,176
1994                   360                 1,483             11,458            1,965               3,748           17,171
1995                   473                 1,385             15,240            3,130               6,454           24,824
1996                   557                 1,878             15,956            3,842               8,660           28,458
1997                 2,106                 1,414             18,540            6,597              11,499           36,636

1998


HIGH RETURN EQUITY FUND (3/18/88)

                     Dividends                                          Cumulative Value of Shares Acquired
                   Annual Income        Annual Capital                                           Reinvested
Year Ended           Dividends          Gain Dividends       Initial      Reinvested Income     Capital Gain
12/31               Reinvested*           Reinvested       Investment         Dividends*          Dividends     Total Value
-----               ----------            ----------        ----------        ----------          ---------     -----------
1988                  $ 247                  $ 0           $ 10,376            $ 258                 $ 0          $10,634
1989                    468                2,331              9,539              687               2,370           12,596
1990                    524                    0              8,326            1,115               2,069           11,510
1991                    387                  265             11,786            1,990               3,208           16,984
1992                    370                  123             13,753            2,722               3,872           20,347
1993                    298                  345             14,581            3,189               4,453           22,223
1994                    352                    0             14,214            3,449               4,341           22,004
1995                    351                  589             20,216            5,317               6,782           32,315
1996                  1,261                  426             24,995            7,887               8,816           41,698
1997                  1,832                1,562             30,895           11,632              12,483           55,010

1998


SMALL CAP VALUE FUND (5/22/92)

                     Dividends                                          Cumulative Value of Shares Acquired
                   Annual Income        Annual Capital                                           Reinvested
Year Ended           Dividends          Gain Dividends       Initial      Reinvested Income     Capital Gain
12/31               Reinvested*           Reinvested       Investment         Dividends*          Dividends     Total Value
-----               ----------            ----------        ----------        ----------          ---------     -----------
1992                  $ 28                 $ 405           $ 10,857             $ 29               $ 411           $11,297
1993                    58                   507             10,584               86                 914            11,584
1994                     0                   416             10,226               83                1,292           11,601
1995                   724                   326             13,666              864                2,093           16,623
1996                   454                   118             17,228            1,557                2,759           21,544
1997                   295                   460             20,056            2,116                3,685           25,857

1998




SMALL CAP RELATIVE VALUE FUND (5/6/98)
--------------------------------------

                      Dividends                                          Cumulative Value of Shares Acquired
                   Annual Income        Annual Capital                                           Reinvested
Year Ended           Dividends          Gain Dividends       Initial      Reinvested Income     Capital Gain
12/31               Reinvested*           Reinvested       Investment         Dividends*          Dividends     Total Value
-----               ----------            ----------        ----------        ----------          ---------     -----------
1998                   $                     $                  $                $                   $             $


*    Includes short-term capital gain dividends.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured.

Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC's Money Fund Report Averages(R) (All Taxable). As reported by IBC Financial Data, Inc., all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

The following tables compare the performance of the Class A shares of the Contrarian, High Return Equity and Small Cap Value Funds over various periods ended November 30, 1997 with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.


[TO  BE  UPDATED]


Contrarian  Fund                        Growth & Income Funds
----------------                        ---------------------

Five Years                                    92 of 235
One Year                                     245 of 608

The Lipper Growth & Income Funds category includes funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

[TO BE UPDATED]


High Return Equity Fund                 Equity Income Funds
-----------------------                 -------------------

Five Years                                    1 of 60
One Year                                     45 of 178

The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

[TO BE UPDATED]


Small Cap Value Fund                    Small Company Growth Funds
--------------------                    --------------------------

One Year                                      255 of 447
Five Years                                     47 of 134

The Lipper Small Company Fund category includes funds that by prospectus or portfolio practice limit investments to companies on the basis of the size of the company.


Small Cap Relative Value Fund             Small Company Growth Funds
-----------------------------             --------------------------
One Year                                      UPDATE

[The Lipper Small Company Fund category includes funds that by prospectus or portfolio practice limit investments to companies on the basis of the size of the company.]


OFFICERS AND BOARD MEMBERS

The officers and Board members of the Funds, their birthdates, their principal occupations and their affiliations, if any, with Scudder Kemper Investments, Inc. ("Scudder Kemper") and Kemper Distributors, Inc. ("KDI"), or their affiliates are listed below. All persons named as Board members also serve in similar capacities for other funds advised by Scudder Kemper.


All Funds:  [TO BE UPDATED]


JAMES E. AKINS (10/15/26), Board Member, 2904 Garfield Terrace N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Officer; Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-1976.

ARTHUR R. GOTTSCHALK (2/13/25), Board Member, 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelley Corp.; formerly, attorney.

FREDERICK T. KELSEY (4/25/27), Board Member, 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Benchmark Funds; formerly, Trustee of the Pilot Funds.

DANIEL PIERCE (3/18/34), Board Member*, 345 Park Avenue, New York, New York; Chairman of the Board and Managing Director, Scudder Kemper; Director, Fiduciary Trust Company and Fiduciary Company Incorporated.

FRED B. RENWICK (2/1/30), Board Member, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc.; Director, The Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church of America.

JOHN B. TINGLEFF  (5/4/35),  Board Member,  2015 South Lake Shore Drive,  Harbor
Springs,  Michigan;   Retired;  formerly,   President,   Tingleff  &  Associates
(management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

JOHN G. WEITHERS (8/8/33), Board Member, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.

MARK  S.  CASADY  (9/21/60),   President*,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Scudder Kemper.

PHILIP J. COLLORA (11/15/45), Vice President, Treasurer and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Scudder Kemper.

JERALD K. HARTMAN (3/1/33), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

JOHN R. HEBBLE (6/27/58), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper; Vice President, KDI.


Kemper Value Series, Inc. only:  [TO BE UPDATED]


EDMOND D. VILLANI (3/4/47), Director*, 345 Park Avenue, New York, New York; President, Chief Executive Officer and Managing Director, Scudder Kemper.

THOMAS H. FORESTER (12/15/58), Vice President*, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper; formerly, senior portfolio manager of an unaffiliated investment management firm from 1995 to 1997; formerly, portfolio manager for an unaffiliated investment management firm from 1992 to 1995.

FREDERICK L. GASKIN (12/18/61), Vice President*, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper; formerly, vice president and portfolio manager for an unaffiliated investment management firm from 1993 to 1996.

JONATHAN KAY (9/22/61), Vice President*, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper.

THOMAS F. SASSI (11/7/42), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper; formerly, consultant with an unaffiliated investment consulting firm and an officer of an unaffiliated investment banking firm from 1993 to 1996.

STEVEN T. STOKES (7/18/62), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper; formerly, portfolio manager and financial analyst for an unaffiliated investment management firm from 1986 to 1996.


Kemper Securities Trust only:  [TO BE UPDATED]


MARK S. CASADY (9/21/60), Trustee*, see above.

KATHRYN L. QUIRK (12/3/52), Trustee*, see above.

JAMES M. EYSENBACH (4/1/62), Vice President*, 101 California Street, Suite 4100, San Francisco, California; Senior Vice President, Scudder Kemper.

PHILIP S. FORTUNA (11/30/57), Vice President*, 101 California Street, Suite 4100, San Francisco, California; Managing Director, Scudder Kemper.

CALVIN YOUNG (3/20/61), Vice President*, 101 California Street, Suite 4100, San Francisco, California; Vice President, Scudder Kemper.

*    "Interested persons" as defined in the Investment Company Act of 1940.


TO BE UPDATED: The Board members and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts from Kemper Value Series, Inc. ("KVS") paid or accrued to those directors who are not designated "interested persons" during the fiscal period January 1, 1997 through November 30, 1997. The table below also shows estimated amounts from Kemper Securities Trust (the "Trust"), including estimated amounts from Small Cap Relative Value Fund, paid or accrued to such trustees for the current fiscal year. The total compensation from the Kemper Fund complex is for the 1998 calendar year.

[TO BE UPDATED]



                               Aggregate Compensation      Aggregate Compensation      Total Compensation from Kemper Fund
Name of Board Members                  From KVS                from the Trust           Complex Paid to Board Members(2)
---------------------                  --------                --------------           --------------------------------

James E. Akins                           $                         $                               $
Arthur R. Gottschalk(1)                  $                         $                               $
Frederick T. Kelsey                      $                         $                               $



                                       44


Fred B. Renwick                          $                         $                               $
John B. Tingleff                         $                         $                               $
John G. Weithers                         $                         $                               $


(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds - Zurich Money Market Fund. The total deferred amount and interest accrued for the fiscal period ended November 30, 1997 for KVS is $14,500 for Mr. Gottschalk.

(2) Includes compensation for service on the boards of 13 Kemper funds with 39 fund portfolios. Each board member currently serves as a board member of 14 Kemper Funds with 44 fund portfolios. Total compensation does not reflect amounts paid by Scudder Kemper Investments, Inc. to the board members for meetings regarding the combination of Scudder and ZKI. Such amounts totaled $42,800, $40,100, $39,000, $42,900, $42,900, and $42,900 for Messrs. Akins,
     Gottschalk, Kelsey, Renwick, Tingleff and Weithers, respectively.

As of March 31, 1998, the officers and Board members as a group owned less than 1% of each Fund, and, as of April 24, 1998, Scudder Kemper owned all of the outstanding shares of the Small Cap Relative Value Fund.


Principal Holders of Securities  [TO BE UPDATED]


As of March 31, 1998 the following owned of record more than 5% of the outstanding stock of the Contrarian, High Return Equity, and Small Cap Value Funds, as set forth below.



Name & Address                      Class                             Percentage
--------------                      -----                             ----------

SHAREHOLDER RIGHTS


The Contrarian, High Return Equity and Small Cap Value Funds are each a series of Kemper Value Series, Inc. ("KVS"). KVS was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 3,000,000,000 shares of $.01 par value common stock. In March, 1998, KVS changed its name from Kemper Value Fund, Inc. to Kemper Value Series, Inc. and in July, 1997, KVS changed its name from Kemper-Dreman Fund, Inc. to Kemper Value Fund, Inc. In September, 1995, KVS changed its name from Dreman Mutual Group, Inc. to Kemper-Dreman Fund, Inc. The Small Cap Relative Value Fund is a series of Kemper Securities Trust (the "Trust"). The Trust was organized as a business trust under the laws of Massachusetts on October 2, 1997. The Trust may issue an unlimited number of shares of beneficial interest in one or more series, all having a par value of $.01, which may be divided by the Board of Trustees into classes of shares. Since KVS and the Trust may offer multiple funds, each is known as a "series company." Currently, KVS offers four classes of shares of each Fund. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of Scudder Kemper and its affiliates; and (b) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement _______ plans); (2) unaffiliated ____ banks ____ and ____ insurance companies purchasing for their own accounts; and

(3) endowment funds of unaffiliated non-profit organizations. Currently, the Trust offers three classes of shares of the Small Cap Relative Value Fund--Class A, Class B and Class C shares. The Board may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objectives, policies and restrictions. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Board of Directors of KVS and the Board of Trustees of the Trust may, to the extent permitted by applicable law, have the right at any time to redeem from any ____ shareholder, ____ or from all shareholders, all or any part of any series or class, or of all series or classes, of the shares of KVS and the Trust.

The Fund's activities are supervised by the Trust's Board of Trustees.

Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Trust's Declaration of Trust. As used in the Prospectus and in this Statement of Additional ____ Information, ____ the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., ____ annual approval of _____ investment _____ management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been ____ elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. A majority of the Trustees shall be present in person at any regular or special meeting of the Trustees in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Trustees present at any such meetings, at which a quorum is present, shall be the act of the Trustees.


The Small Cap Relative Value Fund is a series of Kemper Securities Trust (formerly Kemper Growth and Income Fund) (the "Trust"), a Massachusetts business trust established under an ____ Agreement ____ and Declaration of Trust of the ____ Trust ("Declaration of Trust"), dated October 1, 1997.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Small Cap Relative Value Fund. The Declaration of Trust, however, ____ disclaims shareholder liability for acts or obligations of the Small Cap Relative Value Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Small Cap Relative Value Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Small Cap Relative Value Fund and the Fund will be covered by insurance which the trustees consider ____ adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of ____ shareholder ____ liability is considered by Scudder Kemper to be remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other ____ series ____ may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to ____ determine ____ which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.


The Funds are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing Board members, changing fundamental policies or approving an investment management agreement. KVS will call a meeting of shareholders, if requested to do so by the holders of at least 10% of KVS's outstanding shares. In the case of a meeting called to consider removal of a Board member or Board members, KVS or the Trust will assist in communications with other shareholders ____ as ____ required ____ by Section 16(c) of the Investment Company Act of 1940. If shares of more than one Fund are outstanding, shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of Board members, or when voting by class is appropriate.


Master/Feeder Structure. The Board of Trustees of the Trust may determine, without further shareholder approval, in the future that the objectives of the Small Cap Relative Value Fund would be achieved more effectively by investing in a master fund in a master/feeder ____ fund ____ structure. ____ A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the ____ "master _____ fund") ____ with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving ____ separate identities, management or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gains or loss, or by contributing its assets to the master fund and avoiding transaction costs and the realization of taxable gain or loss.

REPORT OF INDEPENDENT AUDITORS


[TO BE UPDATED]

                             KEMPER SECURITIES TRUST

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

                   (a)(1)                   Declaration of Trust dated October 1, 1997.
                                            (Incorporated by reference to Pre-Effective Amendment No. 1 to the
                                            Registration Statement)

                   (a)(2)                   Written Consent of Amendment to the Declaration of Trust dated January 8,
                                            1998.
                                            (Incorporated by reference to Pre-Effective Amendment No. 1 to the
                                            Registration Statement)

                    (b)                     By-laws.
                                            (Incorporated by reference to Pre-Effective Amendment No. 1 to the
                                            Registration Statement)

                    (c)                     Inapplicable.

                   (d)(1)                   Investment Management Agreement (IMA) between the Registrant, on behalf of
                                            Kemper U.S. Growth and Income Fund, and Scudder Kemper Investments, Inc.,
                                            dated January 30, 1998.  To be filed by Amendment.

                   (d)(2)                   Investment Management Agreement (IMA) between the Registrant, on behalf of
                                            Kemper U.S. Growth and Income Fund, and Scudder Kemper Investments, Inc.,
                                            dated September 7, 1998.  To be filed by Amendment.

                   (d)(3)                   Investment Management Agreement (IMA) between the Registrant, on behalf of
                                            Kemper Small Cap Relative Value Fund, and Scudder Kemper Investments, Inc.,
                                            dated May 6, 1998.  To be filed by Amendment.

                   (d)(4)                   Investment Management Agreement (IMA) between the Registrant, on behalf of
                                            Kemper U.S. Growth and Income Fund, and Scudder Kemper Investments, Inc.,
                                            dated September 7, 1998.  To be filed by Amendment.

                   (e)(1)                   Underwriting Agreement between the Registrant, on behalf of Kemper U.S.
                                            Growth and Income Fund, and Kemper Distributors, Inc. dated January 30,
                                            1998.  To be filed by Amendment.

                   (e)(2)                   Underwriting Agreement between the Registrant, on behalf of Kemper Small Cap
                                            Relative Value Fund, and Kemper Distributors, Inc. dated May 6, 1998.  To be filed by Amendment.

                   (e)(3)                   Underwriting Agreement between the Registrant and Kemper Distributors, Inc.
                                            dated August 1, 1998.  To be filed by Amendment.

                   (e)(4)                   Underwriting Agreement between the Registrant and Kemper Distributors, Inc.
                                            dated September 7, 1998.  To be filed by Amendment.

                    (f)                     Inapplicable.

                   (g)(1)                   Custodian Agreement.  To be filed by Amendment

                   (g)(2)                   Fee schedule for Exhibit g(1).  To be filed by Amendment.

                                 Part C - Page 1

                   (h)(1)                   Agency Agreement between the Registrant, on behalf of Kemper Small Cap
                                            Relative Value Fund, and Kemper Service Company, dated May 6, 1998.  To be filed by Amendment.

                   (h)(2)                   Fee schedule for Exhibit (h)(1).  To be filed by Amendment.

                   (h)(3)                   Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper U.S. Growth and Income Fund, and Scudder Fund Accounting Corp., dated
                                            January 30, 1998.  To be filed by Amendment.

                   (h)(4)                   Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper Small Cap Relative Value Fund, and Scudder Fund Accounting Corp.,
                                            dated May 6, 1998.  To be filed by Amendment.

                   (h)(5)                   Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper U.S. Growth and Income Fund, and Kemper Distributors, Inc., dated
                                            January 30, 1998.  To be filed by Amendment.

                   (h)(6)                   Administrative Services Agreement between the Registrant, on behalf of
                                            Kemper Small Cap Relative Value Fund, and Kemper Distributors, Inc., dated
                                            May 6, 1998.  To be filed by Amendment.

                    (i)                     Inapplicable.

                    (j)                     Consent of Independent Accountants.  To be filed by Amendment.

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                   (m)(1)                   Rule 12b-1 Plan between Kemper U.S. Growth and Income Fund (Class B Shares)
                                            and Kemper Distributors, Inc. dated August 1, 1998.  To be filed by
                                            Amendment.

                   (m)(2)                   Rule 12b-1 Plan between Kemper U.S. Growth and Income Fund (Class C Shares)
                                            and Kemper Distributors, Inc. dated August 1, 1998.  To be filed by
                                            Amendment.

                   (m)(3)                   Rule 12b-1 Plan between Kemper Small Cap Relative Value Fund (Class B
                                            Shares) and Kemper Distributors, Inc. dated August 1, 1998.  To be filed by
                                            Amendment.

                   (m)(4)                   Rule 12b-1 Plan between Kemper Small Cap Relative Value Fund (Class C
                                            Shares) and Kemper Distributors, Inc. dated August 1, 1998.  To be filed by
                                            Amendment.

                    (n)                     Financial Data Schedule.  To be filed by Amendment.

                    (o)                     Rule 18f-3 Plan.  To be filed by Amendment.

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

                                 Part C - Page 2

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 23(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

                                 Part C - Page 3

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member, Group Executive Board, Zurich Financial Services, Inc.##
                           Chairman, Zurich-American Insurance Company o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO and Member, Group Executive Board, Zurich Financial Services, Inc.##
                           CEO/Branch Offices, Zurich Life Insurance Company##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Director and Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564

                                 Part C - Page 4

         ***      Toronto, Ontario, Canada
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Kemper  Distributors,   Inc.  acts  as  principal  underwriter  of  the
         Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None.

         Thomas W. Littauer                Director, Chief Executive Officer       Vice President.

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President.
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Vice        None.
                                           President

         Linda J. Wondrack                 Vice President and Chief Compliance     Vice President.
                                           Officer

         Paula Gaccione                    Vice President                          None.

         Michael E. Harrington             Vice President                          None.

         Robert A. Rudell                  Vice President                          None.

         William M. Thomas                 Vice President                          None.

         Elizabeth C. Werth                Vice President                          Assistant Secretary.

         Todd N. Gierke                    Assistant Treasurer                     None.

         Philip J. Collora                 Assistant Secretary                     Vice President and Secretary.

         Paul J. Elmlinger                 Assistant Secretary                     None.

         Diane E. Ratekin                  Assistant Secretary                     None.

                                 Part C - Page 5

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Daniel Pierce                     Director, Chairman                      None.

         Mark S. Casady                    Director, Vice Chairman                 President.

         Stephen R. Beckwith               Director                                None.

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or, in the case of records concerning transfer agency functions, at the offices of IFTC and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                 Part C - Page 6

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 1st day of December 1998.


                                                   By: /s/ Mark S. Casady
                                                       -------------------------
                                                       Mark S. Casady, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on December 1, 1998 on behalf of the following persons in the capacities indicated.


SIGNATURE                                   TITLE
---------                                   -----

/s/ Mark S. Casady                          President
--------------------------------------
Mark S. Casady

/s/Daniel Pierce*                           Chairman and Trustee
--------------------------------------

/s/James E. Akins*                          Trustee
--------------------------------------

/s/Arthur R. Gottschalk*                    Trustee
--------------------------------------

/s/Frederick T. Kelsey*                     Trustee
--------------------------------------

/s/Fred B. Renwick*                         Trustee
--------------------------------------

/s/John B. Tingleff*                        Trustee
--------------------------------------

/s/ John G. Weithers*                       Trustee
-------------------------------------


/s/ John R. Hebble
--------------------------------------      Treasurer
John R. Hebble


* Philip J. Collora signs this document pursuant to powers of attorney filed herewith.

                                                   By:  /s/ Philip J. Collora
                                                        ------------------------
                                                        Philip J. Collora

                                POWER OF ATTORNEY
                                -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



Signature                                Title                 Date



/s/Daniel Pierce                        Trustee               November 18, 1998
-----------------

                                POWER OF ATTORNEY
                                -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



Signature                               Title                 Date



/s/James E. Akins                       Trustee               November 18, 1998
-----------------

                                POWER OF ATTORNEY
                                -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



Signature                               Title                 Date



/s/Arthur R. Gottschalk                 Trustee               November 18, 1998
-----------------------

                                POWER OF ATTORNEY
                                -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



Signature                               Title                 Date



/s/Frederick T. Kelsey                  Trustee               November 18, 1998
----------------------

                                POWER OF ATTORNEY
                                -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



Signature                               Title                 Date



/s/Fred B. Renwick                      Trustee               November 18, 1998
------------------

                                POWER OF ATTORNEY
                                -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



Signature                             Title                 Date



/s/John B. Tingleff                   Trustee               November 18, 1998
-------------------

                                POWER OF ATTORNEY
                                -----------------

     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Securities Trust.



Signature                                Title                 Date



/s/John G. Weithers                      Trustee               November 18, 1998
-------------------

                                                          File No. 333-42335
                                                          File No. 811-08393

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 3
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                 AMENDMENT NO. 4

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                             KEMPER SECURITIES TRUSt

                             KEMPER SECURITIES TRUST

                                  EXHIBIT INDEX



                       Exhibits to be filed by Amendment.